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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

CARRIAGE SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

CARRIAGE SERVICES, INC.
3040 Post Oak Boulevard , Suite 300
Houston, Texas 77056
April 18, 2006
     Dear Carriage Stockholder:
     I am pleased to invite you to Carriage’s Annual Meeting of Stockholders. The meeting will be held at the Lakes on Post Oak Conference Center, 3050 Post Oak Boulevard, 2nd Floor, Houston, Texas 77056 on Thursday, May 25, 2006, at 10:00 a.m., Central Daylight Time. If you cannot be present at the Annual Meeting, I ask that you participate by completing the enclosed proxy and returning it at your earliest convenience.
     At the meeting, you and the other stockholders will elect two directors to Carriage’s Board of Directors and vote on certain other matters discussed in the accompanying Proxy Statement. You will also have the opportunity to hear what has happened in our business in the past year and to ask questions. I encourage you to read the enclosed Notice of Annual Meeting and Proxy Statement, which contains information about the Board of Directors and its committees and personal information about each of the nominees for the Board.
     We hope you can join us on May 25th. Whether or not you can attend personally, it is important that your shares are represented at the Meeting. Please mark your votes on the enclosed proxy card, sign and date the proxy card, and return it to us in the enclosed envelope. Your vote is important, so please return your proxy promptly.

Sincerely,

MELVIN C. PAYNE
Chairman of the Board,
President and Chief Executive Officer

CARRIAGE SERVICES, INC.
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held May 25, 2006

     Carriage Services, Inc. will hold its Annual Meeting of Stockholders at the Lakes on Post Oak Conference Center, 3050 Post Oak Boulevard, 2nd Floor, Houston, Texas, 77056, on Thursday, May 25, 2006, at 10:00 a.m., Central Daylight Time.
     We are holding this meeting:
•	To elect two Class I directors, each to serve for a three-year term expiring at the annual meeting of stockholders in 2009 and until their respective successors are elected and qualified.

•	To approve our 2006 Long-Term Incentive Plan.

•	To ratify the selection of KPMG LLP as the independent public accounting firm for Carriage for 2006.

•	To transact such other business as may properly come before the meeting or any adjournments thereof.
     Your Board of Directors has selected March 27, 2006, as the record date for determining stockholders entitled to vote at the meeting. A list of stockholders as of that date will be available for inspection at our corporate headquarters, 3040 Post Oak Boulevard, Suite 300, Houston, Texas for ten days before the meeting.
     You are cordially invited to attend the meeting. If you are unable to attend the Meeting, you are requested to sign and date the accompanying proxy card and return it promptly in the enclosed envelope. If you attend the meeting, and wish to do so, you may vote in person regardless of whether you have given your proxy. In any event, a proxy may be revoked at any time before it is exercised.
     This Proxy Statement, proxy card and Carriage’s 2005 Annual Report to Stockholders are being distributed on or about April 20, 2006.

By Order of the Board of Directors

Joseph Saporito
Executive Vice President, Chief
Financial Officer and Secretary

Houston, Texas
April 18, 2006

i

Recommendation to Include Audited Financial Statements in Annual Report	21

OTHER BUSINESS	21

STOCKHOLDER’S PROPOSALS	21

ADDITIONAL INFORMATION	21
Annual Report	21
Number of Proxy Statements and Annual Reports	21

APPENDIX A	A-1
ii

GENERAL INFORMATION

Q:	Who is soliciting my proxy?

A:	We, the Board of Directors of Carriage Services, Inc., are sending you this Proxy Statement in connection with our solicitation of proxies for use at Carriage’s 2006 Annual Meeting of Stockholders. Certain directors, officers and employees of Carriage, American Stock Transfer & Trust Company (“AST”), and Georgeson Shareholder Communications, Inc. (“Georgeson”) also may solicit proxies on our behalf by mail, phone, fax or in person.

Q:	Who is paying for this solicitation?

A:	Carriage will pay for the solicitation of proxies, including the cost of preparing and mailing this Proxy Statement. Carriage also will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to the beneficial owners of Carriage stock. No additional fee beyond the $950 monthly fee paid to AST to act as Carriage’s transfer agent, together with AST’s out-of-pocket expenses, will be paid to AST. We estimate that Georgeson’s fee will total approximately $20,000 for acting as proxy solicitor in connection with the Meeting.

Q:	What am I voting on?

A:	(1)	The election of Melvin C. Payne and Joe R. Davis to the Board of Directors as Class I directors.
	(2)	The approval of our 2006 Long-Term Incentive Plan.
	(3)	The ratification of the selection of KPMG LLP as the independent public accounting firm for Carriage for 2006.

Q:	Who can vote?

A:	Stockholders as of the close of business on March 27, 2006 are entitled to vote at the Annual Meeting.

Q:	How do I vote?

A:	You may vote your shares either in person or by proxy. To vote by proxy, you should mark, date, sign and mail the enclosed proxy card in the prepaid envelope. Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person – by voting in person you automatically revoke your proxy. You also may revoke your proxy at any time before the meeting by giving the Secretary written notice of your revocation or by submitting a later-dated proxy. If you return your proxy card but do not mark your voting preference, the individuals named as proxies will vote your shares FOR the election of the nominees for director and FOR the other proposal described in this Proxy Statement.

Q:	How does the Board recommend I vote on the proposals?

A:	The Board recommends a vote FOR each of the director nominees and the other proposals.

Q:	Is my vote confidential?

A:	Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to Carriage and handled in a manner intended to protect your voting privacy. Your vote will not be disclosed except: (1) as needed to permit Carriage to tabulate and certify the vote; (2) as required by law; or (3) in limited circumstances, such as a proxy contest in opposition to the Board (which is not currently anticipated). Additionally, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

Q:	How many shares can vote?

A:	As of the record date, March 27, 2006, Carriage had outstanding 18,493,718 shares of Common Stock. Each share of Common Stock is entitled to one (1) vote.

Q:	What happens if I withhold my vote for an individual director?

A:	Because the individual directors are elected by a plurality of the votes cast at the meeting, a withheld vote will not have an effect on the outcome of the election of an individual director.

Q:	Can I vote on other matters?

A:	Carriage’s By-laws limit the matters presented at an annual meeting to those in the notice of the meeting and those otherwise properly presented before the meeting. We do not expect any other matter to come before the meeting. If any other matter is presented at the Annual Meeting, your signed proxy gives the individuals named as proxies authority to vote your shares on such matters at their discretion.

Q:	When are stockholder proposals due for the annual stockholders meeting in 2007?

A:	To be considered for inclusion in the proxy statement for Carriage’s 2007 annual meeting, a stockholder proposal must be received at Carriage’s offices no later than December 1, 2006. A stockholder proposal submitted outside the processes of Rule 14a-8 of the SEC, if received by Carriage after February 15, 2007, will be considered untimely for presentation at Carriage’s 2007 annual meeting of stockholders.

Q:	How do I nominate someone to be a Carriage director?

A:	A stockholder may recommend nominees for director by giving the Secretary a written notice not less than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting. For the annual meeting in 2007, the deadline will be February 24, 2007, based upon this year’s meeting occurring on May 25th. The notice must include the full name, age, business and residence address, principal occupation or employment of the nominee, the number of shares of Common Stock that the nominee beneficially owns, any other information about the nominee that must be disclosed in proxy solicitations under Rule 14(a) of the Securities Exchange Act of 1934, and the nominee’s written consent to the nomination and to serve, if elected.

Q:	How can I communicate directly with a Carriage director?

A:	Stockholders and other interested parties may contact any member of our Board or Committee thereof via U.S. mail, by addressing any correspondence to the Board, the applicable Committee, the non-management directors as a group or any individual director by either name or title, in care of Carriage Services, Inc., 3040 Post Oak Boulevard, Suite 300, Houston, Texas 77056; Attn: Corporate Secretary. In the case of communications addressed to the non-management directors, the Corporate Secretary will send appropriate stockholder communications to the Lead Director. In the case of communications addressed to a committee of the Board, the Corporate Secretary will send appropriate stockholder communications to the Chairman of such committee.

RECORD DATE AND VOTING SECURITIES
     Only holders of record of the Common Stock at the close of business on March 27, 2006, the record date for the Meeting, are entitled to notice of and to vote at the Meeting. On that date, Carriage had outstanding 18,493,718 shares of Common Stock, each of which is entitled to one vote.
     The presence at the Meeting, in person or by proxy, of the holders of a majority of the total voting power of the issued and outstanding shares of Common Stock is necessary to constitute a quorum to transact business. In the absence of a quorum at the Meeting, the Meeting may be adjourned without notice other than announcement at the Meeting until a quorum shall be formed.
     With respect to the election of directors, stockholders may vote (a) in favor of the nominees or (b) to withhold votes as to the nominees. If a quorum is present at the Meeting, the nominees for the Class I directors will be elected by a plurality vote. Votes withheld, or abstentions, will be treated as present for purposes of determining a quorum; however, because directors are elected by a plurality, votes withheld will not affect the outcome of the election. With respect to each proposal (and any other matter properly brought before the Meeting) other than the election of directors, the affirmative vote of the holders of a majority of the voting power present or represented by proxy at the Meeting will be required for approval, except as noted below in regards to the adoption of the 2006 Long-Term Incentive Plan. Abstentions will have the effect of a vote against any of these proposals.
     Under the rules of the New York Stock Exchange (“NYSE”), the proposal to elect the directors and the ratification of the appointment of KPMG LLP as the independent public accounting firm are considered “discretionary” items. This means that brokerage firms may vote in their discretion on these matters on behalf of clients who have not furnished voting instructions at least fifteen days before the date of the Meeting. In contrast, the proposal to approve the 2006 Long-Term Incentive Plan is a “non-discretionary” item. This means brokerage firms that have not received voting instructions from their clients on this matter may not vote on this proposal. These so-called “broker non-votes” will not be considered in determining the number of votes necessary for approval and, therefore, will have no effect on the outcome of the vote for this proposal.
     To satisfy the NYSE listing requirements, the approval of the 2006 Long-Term Incentive Plan will require an affirmative vote of a majority of the votes cast on the proposal, provided that the total number of votes cast on the proposal represents over 50% of the Common Stock entitled to vote on the proposal.
     All properly signed proxies received prior to the Meeting will be voted in accordance with the choices specified. If no choice has been specified in the proxy, the shares will be voted in favor of all proposals described in this Proxy Statement and in the discretion of the persons named in the proxy in connection with any other business that may properly come before the Meeting. A stockholder giving a proxy may revoke it at any time before it is voted at the Meeting by filing with the Secretary an instrument revoking it, by signing and delivering to the Secretary a proxy bearing a later date, or by voting in person at the Meeting after giving notice to the Chairman of the Meeting of the stockholder’s intention to vote in person notwithstanding the fact that the stockholder previously delivered a proxy.
SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
AND CERTAIN BENEFICIAL OWNERS
     The following table sets forth, as of March 27, 2006, the number of shares beneficially owned and percent of the Common Stock held by: (i) each director and director nominee of Carriage, (ii) the Chief Executive Officer, (iii) the other executive officers named in the Summary Compensation Table set forth under “Executive Compensation” below, and (iv) all current executive officers and directors of Carriage as a group. Under the rules of the Securities and Exchange Commission (“SEC”), a person is deemed to own beneficially all securities as to which that person owns or shares voting or investment power, as well as all securities which such person may acquire within 60 days through the exercise of currently available conversion rights or options. Each person named in the table below has sole voting and investment power with respect to the shares indicated, except as otherwise stated in the notes to the table.

				Percent of
	Common	Stock	Number of Shares	Common
Beneficial Owner	Stock	Options(1)	Beneficially Owned	Stock
Melvin C. Payne	896,545	360,000	1,256,545	6.6%
Joe R. Davis	34,428	12,000	46,428	*
Ronald A Erickson (2)	7,000	74,000	81,000	*
Vincent D. Foster	35,967	84,000	119,967	*
Mark F. Wilson (3)	291,621	74,000	365,621	1.9%
Joseph Saporito	154,833	—	154,833	*
George Klug	62,490	35,000	97,490	*
James J. Benard	68,285	47,124	115,409	*
Charles D. Sidun	35,427	1,500	36,927	*

All directors and executive officers as a group (9 persons)	1,586,596	687,624	2,274,220	11.9%

*	Indicates less than one percent.

(1)	The ownership of Stock Options shown in the table includes shares which may be acquired within 60 days upon exercise of outstanding stock options granted under our stock option plans by each of the persons and groups. All options are currently 100% vested except for Mr. Foster – 10,000 shares vested (67%) out of 15,000 granted on 11-4-99, and Mr. Sidun — 1,500 shares vested (50%) out of 3,000 granted on 1-29-04.

(2)	Mr. Erickson’s holdings consist of 7,000 shares of Common Stock held by Mr. Erickson’s adult son who lives in his household, David S. Erickson.

(3)	Mr. Wilson’s holdings include 238,417 shares of Common Stock held by the Mark F. Wilson and Anne Pedersen Wilson Living Trust; 31,629 shares of Common Stock held by the Wilson Trust B U/A/D 9/9/77 by Francis Wilson; and 31,629 shares of Common Stock held by the Wilson Trust C U/A/D 9/9/77 by Francis Wilson.
Stock Ownership of Certain Beneficial Owners
     As of March 27, 2006, the persons named below were, to our knowledge, the only beneficial owners of more than 5% of the outstanding Common Stock, determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, other than directors and executive officers whose beneficial ownership is described in the above table.

	Number of Shares	Percent of
Beneficial Owner	Beneficially Owned	Common Stock
FMR Corp. (1)	2,783,392	15.1%
82 Devonshire Street Boston, MA 0209

Dimensional Fund Advisors, Inc. (2)	1,467,450	7.9%
1299 Ocean Ave., 11th. Floor Santa Monica, CA 90401

First Wilshire Securities Management, Inc. (3)	1,414,240	7.7%
600 South Lake Street, Suite 100 Pasadena, CA 91106

Zazove Associates, LLC (4)(6)	1,307,748	7.1%
940 Southwood Incline Village, NV 89451

The Northwestern Mutual Life Insurance Company (5)(7)	961,475	5.2%
720 East Wisconsin Avenue Milwaukee, WI 53202

Total	6,152,366	32.5%

(1)	Based solely on schedule 13G filed with the SEC on February 14, 2006.

(2)	Based solely on schedule 13G filed with the SEC on February 6, 2006.

(3)	Based solely on schedule 13F filed with the SEC on December 31, 2005.

(4)	Based solely on schedule 13G filed with the SEC on January 25, 2006.

(5)	Based solely on schedule 13G filed with the SEC on February 7, 2006.

(6)	Includes the potential conversion of the TIDES convertible preferred securities of Carriage Services Capital Trust, which are convertible into 1,267,348 shares of Common Stock.

(7)	Includes the potential conversion of the TIDES convertible preferred securities of Carriage Services Capital Trust, which are convertible into 561,151 shares of Common Stock.
PROPOSAL NO. 1
ELECTION OF DIRECTORS
     We currently have five directors on our Board who each serve staggered three-year terms. At the Meeting, the stockholders will elect two individuals to serve as Class I directors for a new three-year term expiring on the date of the 2009 annual meeting and until their successors are duly elected and qualified. Our Corporate Governance Committee has recommended that we nominate Melvin C. Payne and Joe R. Davis for re-election at the Meeting to serve as the Class I directors for a new three-year term. Proxies may be voted for the Class I directors. The biography descriptions for Messrs. Payne and Davis are set forth below.
     We recommend that you vote “FOR” the election of the nominees listed in Proposal No. 1 as Class I Directors. The individuals named as proxies will vote the enclosed proxy “FOR” the election of the nominees unless you direct them to withhold your votes for the nominees.
     You may not cumulate your votes in the election of directors. You may withhold authority to vote for the nominees for director. If the nominees become unable to serve as directors before the Meeting (or decide not to serve), the individuals named as proxies will vote FOR such other nominees as we may designate as a replacement or substitute for those who become unavailable.

     The following table sets forth the name, age and title of the persons who have been nominated for election as Class I directors and our other current directors and executive officers.

Name	Age	Title
Nominees for and Existing Class I Directors (Current term expiring at 2006 annual meeting and new term expiring at 2009 annual meeting)
Melvin C. Payne	63	Chairman of the Board, Chief Executive Officer, President and Director
Joe R. Davis(1)(2)(3)	63	Director

Continuing Class II Directors (Term expiring at 2007 annual meeting)
Vincent D. Foster(1)(2)(3)	49	Director
Mark F. Wilson	59	Director

Continuing Class III Director (Term expiring at 2008 annual meeting)
Ronald A. Erickson(2)(3)	69	Director

Executive Officers who are not Directors
Joseph Saporito	52	Executive Vice President, Chief Financial Officer and Secretary

George J. Klug	61	Senior Vice President of Information Systems and Chief Information Officer

James J. Benard	49	Senior Vice President of Sales & Cemetery Operations

(1)	Member of Compensation Committee

(2)	Member of Audit Committee

(3)	Member of Corporate Governance Committee

Messrs. Davis, Foster and Erickson are “independent” within the meaning of NYSE’s Corporate Governance Guidelines.

Set forth below is a brief description of the business experience of the directors and executive officers of our company.
Directors (listed in same order as table set forth above)
     Melvin C. Payne, a management founder of Carriage, has been Chairman of the Board and Chief Executive Officer since December 1996. Prior to that date, he was the President, Chief Executive Officer and a director of Carriage since its inception in 1991. Mr. Payne resumed the additional position of President in December 2000.
     Joe R. Davis has been a director of Carriage since 2003. He has been the Chief Executive Officer and Chairman of the Board of Consolidated Graphics Inc. (“CGX”) since he founded it in 1985. Mr. Davis serves on the Executive Committee of CGX’s Board of Directors.
     Vincent D. Foster became a director of Carriage in November 1999. Mr. Foster is a Senior Managing Director of Main Street Capital Partners, LLC, which manages two investment funds, Main Street Mezzanine Fund, LP and Main Street Capital II, LP, each of which is a licensed small business investment corporation, and served as Senior Managing Director of Main Street Equity Ventures II, L.P. (and its predecessor firm), a venture capital firm, from 1997 through 2002. From September 1988 through October 1997, Mr. Foster was a partner of Andersen Worldwide and Arthur Andersen LLP, where he served as the director of the corporate finance practice and the mergers and acquisitions practice in the southwestern United States. Mr. Foster has served as a director of the Houston, Texas chapter of the National Association of Corporate Directors, of which he is a founding member, since

July 2002. Mr. Foster is a director of Quanta Services, Inc., and served as its nonexecutive Chairman of the Board of Directors from February 1998 through May 2002. Mr. Foster is also a director of Team, Inc. and serves on its audit committee, and he serves as a director, nonexecutive Chairman of the Board and member of the compensation committee of U.S. Concrete, Inc.
     Mark F. Wilson became a director in January 1997 when CNM merged with Carriage. Mr. Wilson served as the President of CNM from 1988 until its merger with Carriage in January 1997, when he became President of our California operations. CNM owned and operated nine Wilson & Kratzer Funeral Homes and the Rolling Hills Memorial Park Cemetery in Alameda and Contra Costa Counties, California. In connection with the CNM merger, Carriage agreed to increase the Board of Directors by one member and appoint Mr. Wilson as a director. Mr. Wilson served as Senior Vice President of Cemetery Operations for our Western Region from November 2000 until November 2001, at which time Jim Benard became head of our Cemetery Operations, while Mr. Wilson maintained his role as President of our California operations. Mr. Wilson left the Board in 2003 (during which time he maintained Board meeting visitation rights) but was again elected to the Board in 2004. Mr. Wilson also serves on the Board of Directors of Muir Heritage Land Trust, and is a director and member of the compensation committee of Mechanics Bank, Richmond, California.
     Ronald A. Erickson has been a director of Carriage since it went public in August 1996. Mr. Erickson is Chief Executive Officer of Holiday Companies, Minneapolis, Minnesota, a family business consisting primarily of gasoline/convenience stores. He serves as Chairman of the Board and as a director of Gander Mountain Company, a publicly traded company engaged in the sporting goods business. Mr. Erickson is also a director (and member of the board’s compensation and governance committees) of Andersen Corporation, a privately held manufacturer of windows and patio doors.
Executive Officers Who Are Not Directors
     Joseph Saporito has been Executive Vice President, Chief Financial Officer and Secretary of Carriage since December 2004, and served as Senior Vice President, Chief Financial Officer and Secretary since September 2002. Mr. Saporito, a certified public accountant, has responsibility for the financial and administrative functions of Carriage. Prior to joining Carriage, he was a partner of Andersen Worldwide and Arthur Andersen LLP for 15 years and served as Division Head of the Houston Commercial Audit Division.
     George J. Klug has been Senior Vice President of Information Systems and Chief Information Officer of Carriage since May 2002. Before joining Carriage as Vice President of Information Technology in July 2001, Mr. Klug served as Vice President of Information Technology at Allright Corporation from 1997 to 2000. Prior to joining Allright, Mr. Klug served as Vice President of Information Technology for various retail companies, including Oshmans, Sportstown and Zaks.
     James J. Benard was Senior Vice President of Sales and Cemetery Operations for Carriage from November 2001 through December 2005, at which time he assumed the role of Regional Managing Partner for our Cemetery/Combination Region. Mr. Benard joined Carriage in 1998 as a Regional Vice President of Sales. He has over 26 years of professional funeral home and cemetery experience. Prior to joining Carriage, he was affiliated with Service Corporation International in various roles for ten years. Mr. Benard is a member of the International Cemetery and Funeral Association.
Organization and Committees of the Board
     During 2005, Carriage’s Board met four times and acted by unanimous written consent two times. Each of the directors attended all of the meetings of the Board. The functions of the Audit, Compensation and Corporate Governance Committees of the Board, and the number of meetings held during 2005, are described below.
     The Compensation Committee reviews and makes recommendations to the Board concerning the compensation of Carriage’s executive officers and approves grants to all officers and employees under our stock incentive plans. The members of the Compensation Committee are Vincent D. Foster, Chairman and Joe R. Davis. In 2005, the Compensation Committee held two meetings (and both Committee members were present) and acted by unanimous consent two times. See the report of the Compensation Committee on page 14 of this Proxy Statement.

     The Audit Committee evaluates, appoints and engages Carriage’s independent audit firm and reviews the plan, scope and results of the audit with the auditors and Carriage’s officers. The Audit Committee also reviews with the auditors the principal accounting policies and internal accounting controls of Carriage. The members of the Audit Committee are Vincent D. Foster, Chairman, Joe R. Davis and Ronald A. Erickson. The Audit Committee met five times during 2005. Each member of the Audit Committee was present at all meetings, except that Mr. Davis did not attend one special meeting. See the report of the Audit Committee on page 20 of this Proxy Statement.
     In 2003, Carriage’s Board adopted a new written charter to be the governing instrument for the Audit Committee, which was amended in 2004. A copy of the amended charter is available on our website at http://www.carriageservices.com. The NYSE, upon which our Common Stock is traded, requires that each of its listed companies maintain an independent audit committee. None of the members of our Audit Committee has a relationship with Carriage that may interfere with the exercise of his independence from management or Carriage. No member of our Audit Committee is or has been in the last three years an employee of Carriage or in a business relationship with Carriage. Also, no immediate family member related to a member of our Audit Committee is an executive officer of Carriage or any of its affiliates. See below, under the heading “Corporate Governance Principles,” for a specific description of independence which we apply to our independent directors.
     In addition to the independence standard, the NYSE requires that each member of the Audit Committee be financially literate and at least one member must have accounting or related financial management expertise. Each member of our Audit Committee is financially literate. Mr. Foster, the Committee’s financial expert, is a certified public accountant with over 20 years of public accounting experience. Currently, Mr. Foster is a managing director of two small business investment corporations for which he reviews and analyzes financial statements as part of his daily functions.
     The Corporate Governance Committee provides oversight with respect to our corporate governance guidelines, which includes reviewing the structure of the full Board and making recommendations regarding the size of the Board and the number and classification of directors. The Corporate Governance Committee also conducts a search for suitable and qualified candidates to serve as directors when the terms of office are up for election at each year’s annual meeting of stockholders, and submits the names of candidates for such positions for consideration by the Board. The members of the Corporate Governance Committee are Joe R. Davis, Chairman, Vincent D. Foster and Ronald A. Erickson. The Corporate Governance Committee met once in 2005 (and all Committee members were present) and did not take any action by unanimous consent.
Corporate Governance Guidelines
     We have long been committed to integrity, reliability and transparency in our disclosures to the public. In early 2003, before the corporate governance listing standards of the NYSE and adopted regulations of the Securities and Exchange Commission (the “SEC”) became effective, we adopted new charters for our Board committees, a set of corporate governance guidelines, and a code of business conduct and ethics for our directors, officers and employees, and we moved to increase the independence of our Board members. In 2004, following the final release of the NYSE and SEC rules, we amended the committee charters and corporate governance guidelines, and the corporate governance guidelines and the charter for the Corporate Governance Committee were again modified in early 2005. All of these materials as well as our code of business conduct and ethics are accessible through the Investor Relations Section of our website at http://www.carriageservices.com, or you may receive copies without charge by writing to us at Carriage Services, Inc., 3040 Post Oak Boulevard, Suite 300, Houston, Texas 77056, Attn: Investor Relations.
     Independence. Our corporate governance guidelines require that our Board composition comply with the NYSE rules, including the requirement that a majority of our Board consist of independent directors. Under the NYSE rules, a director qualifies as “independent” if the Board determines that he or she has no material relationship with Carriage (either directly or as a shareholder, partner or officer of an organization that has a relationship with Carriage). Further, under the NYSE guidelines, a director will not be considered independent if:
•	The director is, or in the past three years has been, an employee of Carriage, or has an immediate family member who is or in the past three years has been, an executive officer of Carriage;

•	The director or an immediate family member (other than an immediate family member who is a non-executive employee) receives, or in the past three years has received, more than $100,000 per year in direct compensation from Carriage (other than director fees and pension or other forms of deferred compensation for prior service that is not contingent in any way on continued service);

•	The director is, or in the past three years has been, affiliated with or employed by, or has an immediate family member who is or in the past three years has been, affiliated with or employed in a professional capacity by a present or former auditor of Carriage;

•	The director is, or in the past three years has been, an executive officer, or has an immediate family member who is, or in the past three years has been, an executive officer of another company where any of Carriage’s present executives serves on that company’s compensation committee; or

•	The director is, or in the past three years has been, an executive officer or an employee, or has an immediate family member who is, or in the past three years has been, an executive officer of another company that makes payments to, or receives payments from, Carriage for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.
     Our Corporate Governance Committee reviewed our Board composition in early 2006, and determined that three of five of our directors meet the independence standards set forth above. In addition, all directors serving on our Audit, Compensation and Corporate Governance Committees satisfy these independence requirements.
     Executive Sessions; Lead Director. In accordance with our corporate governance guidelines, the non-management directors meet in executive session at least quarterly, outside of the presence of management directors or other members of management, both with the independent auditors and then without anyone else present. In connection with the 2005 amendments to our corporate governance guidelines, the Board established the position of Lead Director, who is required to be qualified as independent and will be appointed by a majority of the non management directors. The Lead Director’s role is to facilitate the functioning of the Board independently of management and to enhance the quality of the Board’s governance. The Lead Director is required to be a member of the Corporate Governance Committee and, among other things, will preside at the executive sessions of the non-management directors. In May 2005, Mr. Foster, Chairman of the Audit Committee, was appointed Lead Director.
     Board Composition. The Corporate Governance Committee is responsible for reviewing the requisite skills and characteristics of new Board members as well as the composition of the Board as a whole. Nominees for directorship will be selected by the Corporate Governance Committee in accordance with the policies and principles in its charter. The Corporate Governance Committee believes that the minimum qualifications for serving as a director are that a nominee demonstrate an ability to make a meaningful contribution to the Board’s oversight of our business and affairs and have a reputation for ethical conduct. Nominees for director will include individuals who, taking into account their diversity, age, skills, and experience in the context of the needs of the Board, as well as other relevant factors such as conflicts of interest and other commitments, would enhance the Board’s ability to manage and direct our affairs and business. No director may serve on more than five other public company boards or on the audit committee for more than three other public companies. We have not established term limits as we do not wish to risk losing the contribution of directors who have been able to develop, over a period of time, increasing insight into our business and operations. However, we have determined that no director may be nominated to a new term if he or she would be age 75 or older at the time of the election.
     The Corporate Governance Committee identifies candidates by asking our current directors and executive officers to notify the Committee if they become aware of individuals who meet the criteria described above. The Corporate Governance Committee has the authority to engage firms that specialize in identifying director candidates, although we have not heretofore engaged such a firm. The Corporate Governance Committee will also consider candidates recommended by stockholders. Once the Corporate Governance Committee has identified a potential candidate, the Committee collects and reviews available information regarding the individual, and if the Committee determines that the candidate warrants further consideration, the Committee Chair or another Committee member will contact the person. Generally, if the individual expresses a willingness to be considered for election to the Board, the Corporate Governance Committee will request information from the candidate, review the individual’s qualifications, and conduct one or more interviews with the candidate. When the Corporate Governance Committee has completed this process, it tenders its recommendation to the full Board for consideration.
     Board’s Interaction With Stockholders. Our Chief Executive Officer and other corporate officers are responsible for establishing effective communications with our stockholders. It is our policy that management speaks for Carriage. This policy does not preclude independent directors from meeting with stockholders, but where appropriate, management should be present at such meetings. Stockholders may submit communications to directors by writing in care of Carriage Services, Inc., 3040 Post Oak Boulevard, Suite 300, Houston, Texas 77056; Attn: Joseph Saporito, Executive Vice President and Secretary.
     Board and CEO Evaluation. In 2004, we instituted an annual process for the Board and each Committee to perform self-evaluations. These are conducted through written questionnaires compiled on a confidential basis by the Chairman of the Corporate Governance Committee with summary results presented to the full Board annually. In addition, the Compensation Committee performs an annual evaluation of the Chief Executive Officer’s performance. As part of the long-range planning, the Corporate Governance Committee is charged with evaluating Chief Executive Officer succession, both in the event of emergency and upon retirement.
     Business Conduct and Ethics. Our code of business conduct and ethics requires all of our directors, officers and employees to adhere to certain basic principles to uphold our mission to be the most professional, ethical and highest quality service organization in the death care industry. Our code requires them to comply with the law, avoid conflicts of interest, compete fairly and honestly, maintain a safe and healthy work environment, and preserve company assets. We do not presently believe that there would be any occasion requiring any changes in or waivers under the code, but in the event of exceptional circumstances in which such a change or waiver becomes necessary, it would require Board approval and, where appropriate, prompt public disclosure. Our code includes specific compliance procedures and a mechanism for reporting violations through our Human Resources Department. You can access our code of business conduct and ethics on our website at http://www.carriageservices.com.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934 requires Carriage’s directors and executive officers, and persons who own more than 10% of a registered class of Carriage’s equity securities, to file with the SEC and the NYSE reports of ownership and changes in ownership of Common Stock and other equity securities of Carriage on Forms 3, 4 and 5. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish Carriage with copies of all Forms 3, 4 and 5 they file.
     Based solely on a review of the copies of such reports furnished to Carriage or written representations, Carriage believes that all filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with during 2005, except as follows: Joe R. Davis, Ronald A. Erickson, Vincent D. Foster and Mark F. Wilson each filed their respective Form 4 on May 13, 2005 to report a grant of 6,000 stock options each that occurred effective May 10, 2005; Mark F. Wilson filed his Form 5 on February 7, 2006 to report sales of 689 shares of common stock that occurred between April 6, 2005 and April 15, 2005; and Melvin C. Payne filed his Form 4 on January 11, 2006 to report a gift of 2,800 shares of common stock that occurred effective December 27, 2005.
CERTAIN TRANSACTIONS
     Mark Wilson is a prior owner of a business that Carriage acquired in 1997. As an incentive, we entered into an arrangement with him to pay him 10% of the amount by which the annual field level cash flow exceeds predetermined targets on certain businesses in his geographic region through 2006, with a final amount payable in 2007 equal to a multiple of six times the average of the last three years’ payments. The business purpose of the arrangement was to incentivize Mr. Wilson to provide Carriage with high quality acquisition targets and to have input in the competitive strategies of those businesses post-acquisition so that cash flows grow over time. The incentives earned by Mr. Wilson totaled approximately $276,000 for 2005. The final payment will be determined at the conclusion of 2006 and is currently estimated to be in the range of $1.0 million to $1.3 million.

EXECUTIVE COMPENSATION
Summary Compensation Table
     The following table sets forth information regarding the compensation for the years ended December 31, 2005, 2004 and 2003, with respect to the Chief Executive Officer and the four other most highly compensated executive officers of Carriage whose total annual salary and bonus during 2005 exceeded $100,000 (collectively, the “Named Executive Officers”).

							Long Term
							Compensation
	Annual Compensation						Awards
					Other	Restricted	Securities	All Other
Name and					Annual	Stock	Underlying	Compen-
Principal Position	Year	Salary	Bonus		Compensation(1)	Awards(2)	Options	sation(3)
Melvin C.Payne	2005	$414,712	$112,000		—	—	—	$26,069
Chairman of the Board,	2004	$400,000	$300,000		—	$299,400	—	$23,453
Chief Executive Officer and	2003	$399,808	$190,000		—	—	—	$21,075
President

Joseph Saporito	2005	$269,808	$111,000	(4)	—	—	—	$7,023
Executive Vice President,	2004	$259,615	$180,000		—	$224,550	—	$3,152
CFO and Secretary	2003	$239,885	$120,000		—	$466,000	—	$1,153

James J. Benard(5)	2005	$219,808	$40,000		—	—	—	$750
Sales & Cemetery	2004	$209,808	$90,000		—	$149,700	—	$2,995
Operations	2003	$200,000	$50,000		—	—	—	$1,316

George J. Klug	2005	$189,808	$71,000	(4)	—	—	—	$4,363
Senior Vice President	2004	$179,712	$90,000		—	$149,700	—	$1,361
Chief Information Officer	2003	$164,885	$70,000		—	—	—	$1,013

Departed Officer
Charles D. Sidun(6)	2005	$225,000	—		$24,661	—	—	$3,227
Senior Vice President	2004	$152,015	$40,000		—	$149,700	—	$448
of Funeral Operations	2003	$27,259	$320		—	—	3,000	$42

(1)	The amount in this column includes certain housing costs for Mr. Sidun. Excludes perquisites and other personal benefits unless the aggregate amount of such compensation exceeded the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the Named Executive Officer.

(2)	Represents the value of Common Stock issued to the Named Executive Officer at the time of grant based upon the closing price of a share of Common Stock on the grant date. All stock grants for the 2004 year were granted effective February 3, 2005 when the price was $4.99 per share, as follows: Mr. Payne — 60,000 shares; Mr. Saporito — 45,000 shares; and Messrs. Sidun, Benard and Klug — 30,000 shares each. Mr. Saporito’s stock grant for the 2003 year covering 100,000 shares was effective January 29, 2004, when the price was $4.66 per share. The Common Stock grants vest 25% per year beginning on the first anniversary of the date of grant.

(3)	Each amount in this column reflects contributions by Carriage to its 401(k) Plan for the executive’s benefit, reimbursement of life insurance premiums where the Company was not named the beneficiary and reimbursement for personal travel.

(4)	Includes a one-time bonus of $30,000 for Mr. Saporito and $25,000 for Mr. Klug associated with completing the initial documentation evaluation and reporting on internal controls in accordance with the Sarbanes-Oxley Act of 2002.

(5)	Mr. Benard was a Named Executive Officer as of December 31, 2005 and remains an officer but had a change in duties as of January 1, 2006.

(6)	Mr. Sidun resigned as Senior Vice President of Funeral Operations in November 2005.
Stock Option Grants in 2005
     No named executive officer received a grant of options or exercised options during the year ending December 31, 2005.
2005 Option Exercises and Year-End Option Holdings
     The following table sets forth, with respect to the Named Executive Officers, information concerning the exercise of stock options during the year ended December 31, 2005, and the year-end value of unexercised options:
Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

	Number of Unexercised		Value of Unexercised
	Options Held at		In-the-Money Options at
	December 31, 2005		December 31, 2005(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Melvin C. Payne	360,000	—	$1,045,800	$—
Joseph Saporito	—	—	$—	$—
James J. Benard	47,124	—	$78,003	$—
George J. Klug	35,000	—	$4,600	$—
Charles D. Sidun	1,850	2,550	$255	$765

(1)	The value of unexercised options is based on the closing price of the stock on the NYSE at 12/31/2005 of $5.00
Equity Compensation Plan Information
     The following table provides information about our Common Stock that may be issued under equity compensation plans as of December 31, 2005:

Number of Shares
	Number of Securities	Weighted-Average	Remaining Available for
	to be Issued Upon	Exercise Price of	Future Issuance Under
	Exercise of	Outstanding	Equity Compensation
	Outstanding Options,	Options, Warrants	Plans (excluding shares
Plan Category	Warrants and Rights	and Rights	Reflected in the First Column)
Equity compensation plans approved by security holders (1)	1,365,000	$3.39	439,000

Equity compensation plans not approved by security holders (2)	—	—	—

TOTAL	1,365,000	$3.39	439,000

(1)	Does not include 945,646 shares which remain available under our 1997 Employee Stock Purchase Plan.

(2)	Does not include fees that directors may elect to receive in common stock in lieu of cash.

Compensation of Directors
     We compensate our directors through cash payments, including quarterly retainers and meeting attendance fees, and through stock-related incentives. Each “outside director” is entitled to an annual retainer of $20,000, payable quarterly. A director qualifies as outside if that director either is an independent director or is not an employee of our parent corporation or any subsidiary; currently, outside directors consist of Messrs. Erickson, Foster and Davis. In addition, the Chair of the Audit Committee (who is required to be an independent director, currently Mr. Foster) receives an annual grant of 5,000 fully vested shares of our Common Stock.
     As a general rule, each outside director is entitled to $1,000 for each regular or special meeting of the full Board attended in person, and $500 if attended by phone. In addition, Audit Committee members receive $1,500 for each committee meeting held in person and $1,000 for each such meeting held by phone, except that those amounts are reduced by one-half if the committee meeting occurs on the same day as a full Board meeting. Members of the other committees receive $750 for each committee meeting held in person and $500 for each such meeting held by phone. The amounts are $1,125 and $750, respectively, for the chair of such committees, and no attendance fees are payable for these other committees for a meeting that occurs on the same day as a full Board meeting.
     Outside directors have the ability to elect to receive all or any portion of the cash retainer and attendance fees in shares of our Common Stock, based on the fair market value thereof as of the date the amount is earned. Currently, Mr. Davis receives 100% of his fees in Common Stock, Mr. Foster receives 50%, and Mr. Erickson receives no portion of his fees in Common Stock.
     We also have the ability to issue discretionary options and restricted stock grants under our existing 1996 Directors’ Stock Option Plan, which will expire later this year. We issue 6,000 fully vested options on the day of our annual stockholder meetings to our directors, except to Mr. Payne, our one director who is an executive officer of Carriage. We expect that Messrs. Foster, Erickson, Davis and Wilson will each receive a grant of 6,000 fully vested on the day of the 2006 Annual Meeting.
     In March 2006, the Board amended its director compensation policy, to become effective upon the 2006 Annual Meeting and intended to work in tandem with the new 2006 Long Term Incentive Plan. Under the new policy, among other things the annual retainer has been increased to $30,000, and the annual grant has been changed from 6,000 options to a grant of 3,000 shares. In addition, the stock grants, plus all stock issued in lieu of cash director fees, will be registered under the Securities Act of 1933. The term “outside director” has been expanded to include directors who may be employees but who are not executive officers of our parent corporation, thus qualifying Mr. Wilson as “outside.” However, the annual retainer and meeting fees are payable only to independent directors under the new policy.
Employment Agreements
     Effective November 8, 1999, we entered into an employment agreement with Melvin C. Payne. The employment agreement with Mr. Payne has an initial term of approximately five years with an evergreen two-year extension continuing after the first three years of the employment agreement unless either Carriage or Mr. Payne gives 90 days notice of termination. Pursuant to this agreement, Mr. Payne is entitled to receive a base salary of not less than his current level of $415,000 per year, and a bonus to be determined on an annual basis by the Board of Directors. If Mr. Payne is terminated without cause during the term of the agreement, he will receive a monthly severance payment until the end of the term as if he had not been terminated plus a proportionate amount of the bonus earned for the year of termination. Such monthly severance payment would be equal to the average monthly amount (including salary and bonus) earned by Mr. Payne during the three calendar years prior to his termination. During the period that Mr. Payne receives the monthly severance payment, he also would be entitled to participate in any employee benefit plans or programs in which he was participating at the time of his termination. In addition, the agreement contains a covenant prohibiting Mr. Payne from competing with Carriage during the period he is receiving compensation under his agreement, provided, however, that following termination of employment, he may elect to forego certain severance payments which he would be entitled to under the employment agreement and thereafter would not be prohibited from competing with us. In addition, the agreement contains customary benefits and perquisites.

     Carriage is also a party to separate employment agreements with Joseph Saporito, George J. Klug and James J. Benard dated effective November 14, 2005, March 30, 2005 and January 1, 2004 , respectively, providing for annual base salaries to them that are currently $285,000, $200,000, $220,000, respectively, plus certain benefits including but not limited to eligibility for a year-end bonus based on performance, eligibility for equity grants, and other benefits generally available to employees. Their agreements extend through September 30, 2010, December 31, 2007 and December 31, 2006, respectively, and each agreement may sooner terminate with no further obligation of Carriage for additional payments upon the death or disability of the employee or his termination from employment for cause. If the employee is terminated without cause, Carriage is obligated to continue to pay the employee his salary and provide benefits for a period of one year. Each such employee has agreed that for a certain period following the termination of his employment agreement, he will not compete with Carriage and will not induce any employees of Carriage to leave Carriage. In addition, if Carriage undergoes a “Corporate Change” (as defined in our current 1996 Stock Option Plan) and either Mr. Saporito or Mr. Klug leaves our employment, then he would be entitled to receive compensation and benefits for a specified period or until the remainder of his contract term, whichever is longer.
     In November 2005, Charles Sidun resigned his position as Senior Vice President of Funeral Operations. The Company intends to continue paying Mr. Sidun his base salary and benefits through the first anniversary of his separation, or November 2006, in accordance with his employment agreement.
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
     The Compensation Committee is responsible for recommending compensation arrangements for our Chief Executive Officer, approving compensation arrangements for other executive officers, making recommendations with respect to employee benefit plans, making grants under our stock incentive plans and administering our Employee Stock Purchase Plan. Each member of the Committee is independent of Carriage within the meaning of the NYSE corporate governance guidelines.
     The goal of the Committee is to enhance performance and maximize stockholder value through, among other things, establishing appropriate compensation levels and incentives for our senior management team. The Committee believes that compensation levels should be tied to performance on both an individual and corporate level so that management will be properly motivated to achieve Carriage’s annual and long term performance goals and to maximize stockholder value. Our executive compensation policies are designed to:
•	Allow us to attract and retain qualified executives with the leadership and other skills needed by Carriage at this stage in its development;

•	Provide strong incentives to achieve our annual and long term performance goals, with rewards for both individual and corporate performance; and

•	Solidly align the interests of management with those of the stockholders.
     Each year, our Committee takes an individualized approach to implement these policy goals, which includes a review of base salary as well as consideration of annual incentives, which may consist of one or a combination of cash bonuses, stock options, restricted stock grants and other incentives. The emphasis since 2003 has been focused on cash incentives and restricted stock awards. The Compensation Committee again reviewed the compensation structure for the management team in January 2006 and authorized salary increases and cash bonuses to the senior management team, all as further described below.
Base Salaries
     The base salaries for each of our executive officers are determined on an individual basis, taking into account such factors as the duties and levels of responsibility of the individual and compensation levels set by other companies within the industry, as well as other companies in the service sector of comparable revenue size. The Committee believes that maintaining a reasonable base salary structure is necessary to attract and retain talented executives.

     At the beginning of 2005, our Committee approved base salary increases for the senior management team averaging 3.5%. After carefully considered Carriage’s performance in 2005, the performance of the senior management team as a whole and that of each officer, the duties and responsibilities of the team, and our understanding of annual adjustments in executive compensation among peer groups, we maintained the same salary levels for two members of the team and implemented increases for two others so that the overall increase for the team as a whole at the beginning of 2006 was about 2.3%. This excludes the effect of Charles Sidun, who resigned in November 2005.
Bonuses for Named Executive Officers for 2005
     In analyzing 2005 performance, the Committee began to take a more structured approach, reviewing actual results achieved against goals set at the beginning of the year. Of the goals, 67% are weighted against objective quantitative goals and 33% against subjective qualitative goals. Carriage started 2005 on a positive note by refinancing its senior debt on favorable terms, repositioning the company for growth and enjoying strong first quarter operating results. The goals for 2005 were set based upon an optimism that Carriage would experience significantly improved operating results in 2005 compared to 2004. While Carriage finished the year strong from a liquidity and cash flow prospective, financial results for the full year were only marginally better than in 2004. The Committee’s consensus was that across the senior management team, the qualitative goals were mostly met but that the quantitative goals mostly did not meet the high expectations set at the beginning of the year, and this consensus was reflected in the bonuses awarded for 2005 performance.
     Cash bonuses for the senior management team’s 2005 performance totaled $334,000, averaging 30% of the executives’ 2005 base salary levels, as reflected in the Summary Compensation Table. This compares against cash bonuses in the previous year for these individuals totaling $510,000, or 47% of 2004 base salary, excluding $150,000 in transaction bonuses awarded to two executives for their efforts in successfully completing Carriage’s offering of its $130 million in aggregate principal amount of 7.875% Senior Notes due 2015. These figures exclude Mr. Sidun, who resigned in November 2005 and who consequently did not receive a bonus.
Options and Restricted Stock Grants
     The Committee has not authorized the issuance of any stock options to any of our executive officers since 2002, reflecting the Committee’s current view that as a general rule, restricted stock grants provide better incentives in aligning management with long-term enhancement of stockholder value. The practice since 2003 has been to award restricted stock grants every other year, which occurred in 2003 for 2002 performance and in 2005 for 2003-04 performance. No restricted stock was awarded to any member of the senior management team in 2006 for 2005 performance.
Compensation Policies for the Chief Executive Officer
     Melvin C. Payne has served as our Chief Executive Officer since Carriage was founded in 1991. He assumed the additional title of Chairman of the Board in December 1996. Mr. Payne took on the additional responsibilities as President at the end of 2000. Mr. Payne has also led our funeral operations from the third quarter of 2003 until the present, other than for the first eleven months of 2005.
     Under our charter, the Committee recommends compensation for the Chief Executive Officer for approval by the full Board. In 2005, the Committee recommended an increase of 3.75% in Mr. Payne’s salary level to $415,000 per year. For 2006, the Committee adopted Mr. Payne’s own recommendation that his salary level remain unchanged. The Committee also reviewed Mr. Payne’s performance in 2005, applying the same quantitative and qualitative criteria described above according to the specific goals that had been set for him at the beginning of the year, and based upon the actual results achieved, the Committee awarded Mr. Payne a cash performance bonus of $112,000, or 27% of his base salary level. At the same time, the Committee re-set goals for 2006 in accordance with the same structure and will evaluate Mr. Payne’s performance in 2007 according to achievement of these goals.

Compensation Committee

Vincent D. Foster, Chairman
Stuart W. Stedman
Joe R. Davis

COMPARATIVE STOCKHOLDER RETURN
     The following graph compares on a cumulative basis the percentage change during the last five fiscal years in the total stockholder return on (i) our Common Stock, (ii) the Russell 2000 Index, and (iii) a peer group index of four companies in the death care industry (Service Corporation International, Stewart Enterprises, Inc., Stonemor Group LP and Alderwoods Group, Inc.). Stonemor Group LP became a public company in September 2004. Alderwoods Group, Inc. emerged from bankruptcy in January 2002. This graph assumes that the value of an investment in our Common Stock and in each index was $100 on December 31, 2000. The returns for each company in each Peer Group are weighted according to its stock market capitalization for which a return is indicated.
Comparison of Stockholder Returns

	12/00	12/01	12/02	12/03	12/04	12/05
Carriage Services, Inc.	$100.00	$337.28	$254.72	$236.80	$316.16	$320.00

Russell 2000 Index	$100.00	$102.49	$81.49	$120.00	$142.00	$148.46

Peer Group	$100.00	$293.58	$218.72	$319.83	$422.78	$456.58

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION
     At December 31, 2005, the members of the Compensation Committee were Vincent D. Foster, Chairman, and Joe R. Davis. No member of the Compensation Committee was an officer or employee of Carriage at any time during 2005.
     During 2005, no executive officer or employee of Carriage served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Board of Directors; (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Board of Directors; or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of Carriage.
PROPOSAL NO. 2
APPROVE THE COMPANY’S 2006 LONG-TERM INCENTIVE PLAN
     Carriage has maintained four stock incentive plans since going public in 1996. Our 1995 Stock Incentive Plan expired in 2005, leaving our 1996 Stock Incentive Plan and 1996 Directors’ Stock Option Plan, both of which are set to expire in June 2006, and our 1998 Stock Option Plan for Consultants, which we do not expect to use for additional grants. In anticipation of stockholder approval of our new 2006 Plan, the Board elected to terminate early both 1996 Plans and the 1998 Plan, effective when the new 2006 Plan goes into effect. Termination of the existing plans would not affect options and awards made prior to termination. No further awards under any of these existing plans are anticipated, except for the options granted to eligible directors under the Directors’ Plan as described in “Compensation of Directors” under “Executive Compensation” above.
     With the goal of replacing these plans, the Board of Directors has adopted, subject to stockholder approval, the Carriage Services Inc. 2006 Incentive Plan (the “2006 Plan”). The Board of Directors believes that approval of the 2006 Plan will advance the interests of the Company by providing eligible participants the opportunity to receive a broad variety of equity-based and other incentives awards (“Awards”), thereby effectively aligning employee and stockholder interests by motivating and rewarding performance that will enhance stockholder value.
     A copy of the 2006 Plan is attached as Appendix A.
Share Availability
     A total of 1,350,000 shares of Common Stock will be available for grant of Awards under the 2006 Plan, subject to adjustment as provided in the 2006 Plan. The maximum number of shares of Common Stock that may be subject to incentive stock options granted under the 2006 Plan would also be 1,350,000.
Administration
     The 2006 Plan will be administered by our Compensation Committee, which consists solely of persons who qualify as “independent” under New York Stock Exchange guidelines, as “outside directors” (within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”)) and “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934). Subject to the terms of the 2006 Plan, the Compensation Committee shall have total and exclusive responsibility to control, operate, manage and administer the 2006 Plan in accordance with its terms. The Compensation Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the 2006 Plan.
Eligibility
     The Compensation Committee shall select participants from those employees and outside directors (together “Participants”) who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to the success of Carriage. Once a Participant has been selected for an Award by the Compensation Committee, the Compensation Committee shall determine the type and size of Award to be granted to the participant and shall establish in the related Award Agreement the terms, conditions, restrictions and limitations applicable to the Award, in addition to those set forth in the 2006 Plan and the administrative guidelines and regulations, if any, established by the Compensation Committee. The maximum number of shares of Common Stock that may be granted under the 2006 Plan to any one Participant (i) during the fiscal year of Carriage in which the Participant is first hired by the Carriage is 100,000 shares and (ii) during each subsequent fiscal year is 100,000 shares, in each case subject to adjustment as provided in the 2006 Plan.
Awards
     The 2006 Plan allows the Compensation Committee to award (i) options to purchase Common Stock, (ii) restricted stock, (iii) stock appreciation rights (“SARs”), (iv) performance awards (“Performance Award”), (v) cash bonuses, (vi) stock awards, or (vii) any combination of the foregoing, in such amounts and at such times as established by the Compensation Committee subject to the terms of the 2006 Plan. After the Compensation Committee grants an Award under the 2006 Plan to a Participant, Carriage and the Participant will enter into an Award Agreement setting forth the terms, conditions, restrictions and limitations applicable to the Award. All Award Agreements shall be subject to the provisions of the 2006 Plan, and in the event of any conflict between the two, the terms of the 2006 Plan shall govern.
     Stock Options: Options may be granted by the Compensation Committee in the form of incentive stock options or nonqualified stock options, or a combination of both; provided, however, that incentive stock options may only be provided to employees. Stock Options are subject to the terms and conditions, including vesting conditions, set by the Compensation Committee and incentive stock options are subject to further statutory restrictions that are set forth in the 2006 Plan. No option shall be exercisable later than ten years after the grant date.
     Restricted Stock: Restricted stock awards are subject to such terms, conditions and restrictions on Common Stock as the Compensation Committee may deem advisable, including without limitation providing for vesting upon the achievement of specified performance goals pursuant to a Performance Award and restrictions under applicable Federal or state securities laws.
     Stock Appreciation Rights: The Compensation Committee may grant Awards in the form of SARs in such numbers and at such times as it shall determine. SARs shall vest and be exercisable in whole or in such installments and at such times as may be determined by the Compensation Committee. The price at which SARs may be exercised shall be determined by the Compensation Committee but shall not be less than 100% of the Fair Market Value per share of Common Stock on the grant date unless the SARs were granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees as a result of a merger, consolidation, acquisition, or other corporate transaction involving the Company and comply with Code Section 409A. The term of each SAR shall be as specified by the Compensation Committee; provided, however, that no SARs shall be exercisable later than ten years after the grant date.
     Performance Awards: Performance Awards may be payable in the form of cash, shares of Common Stock, or a combination of both. Performance Awards shall be conditioned upon the level of achievement of one or more stated performance goals over a specified performance period that shall not be shorter than one year. Performance Awards may be combined with other Awards to impose performance criteria as part of the terms of such other Awards. Each Award Agreement embodying a Performance Award shall set forth (a) the amount, including a target and maximum amount if applicable, a Participant may earn in the form of cash or shares of Common Stock or a formula for determining such amount, (b) the performance criteria and level of achievement versus such criteria that shall determine the amount payable or number of shares of Common Stock to be granted, issued, retained and/or vested, (c) the performance period over which performance is to be measured, (d) the timing of any payments to be made, (e) restrictions on the transferability of the Award, and (f) such other terms and conditions as the Compensation Committee may determine that are not inconsistent with the 2006 Plan.
     Performance Goals: The performance measure(s) to be used for purposes of Performance Awards under the 2006 Plan may consist of one or more or any combination of the following criteria: (a) earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis), (b) return on equity, (c) return on assets or net assets, (d) return on capital or invested capital and other related financial measures, (e) cash flow, (f) revenues, (g) income or operating income, (h) expenses or expense levels, (i) one or more operating ratios, (j) stock price, (k) total stockholder return, (l) market share, (m) operating profit, (n) profit margin, (o) capital expenditures, (p) net borrowing, debt leverage levels, credit quality or debt ratings, (q) the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions, (r) net asset value per share, (s) economic value added, and (t) individual business objectives. The performance goals based on these performance measures may be made relative to the performance of other business entities.
     Deductibility: The Compensation Committee shall determine in its sole discretion whether all or any portion of a Performance Award shall be intended to satisfy the requirements for “performance based” compensation under Section 162(m) of the Code (“162(m) Requirements”). The performance criteria for any Performance Award that is intended to satisfy such requirements shall be established in writing by the Compensation Committee based on the performance goals set forth in the 2006 Plan not later than 90 days after the commencement of the performance period with respect to such Award. The maximum amount that may be paid in cash pursuant to Performance Awards granted to a Participant with respect to any Carriage fiscal year that is intended to satisfy the 162(m) Requirements is $1,000,000. At the time of the grant of a Performance Award and to the extent permitted under Section 162(m) and regulations thereunder for a Performance Award intended to satisfy the 162(m) Requirements, the Compensation Committee may provide for the manner in which the performance goals will be measured in light of specified corporate transactions, extraordinary events, accounting changes and other similar occurrences.
Equitable Adjustments
     If there is any change in the number or kind of shares of Common Stock outstanding, by reason of a stock dividend, spin-off, recapitalization, stock split, combination, exchange of shares, merger, reorganization, consolidation, reclassification, or other change in Carriage’s capital structure, the Compensation Committee will make appropriate adjustments to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights under such Awards. The Compensation Committee shall also have the sole discretion to determine the manner in which shares of Common Stock available for grant of Awards under the 2006 Plan are counted.
Transferability
     Except as the Compensation Committee otherwise provides, no Award shall be subject to execution, attachment or similar process, and no Award may be sold, transferred, pledged or otherwise disposed of, other by will or pursuant to the applicable laws of descent and distribution. In the event of legal incapacity or death, an Award may be exercised by the incapacitated Participant’s guardian or legal representative, or the person so entitled to succeed to receive the deceased Participant’s rights under the Award, respectively.
Amendment; Termination
     The Board may at any time terminate or amend the 2006 Plan, in whole or in part; provided, however, under certain circumstances described more fully in the 2006 Plan, no amendment or modification of the 2006 Plan shall become effective without the approval by the holders of at least a majority of the shares of Common Stock. An amendment to the 2006 Plan shall not require stockholder approval if it curtails rather than expands the scope of the 2006 Plan, nor if it is made to conform the 2006 Plan to new statutory or regulatory requirements that arise after submission of the 2006 Plan to stockholders for their approval. Upon termination of the 2006 Plan, the terms and provisions of the 2006 Plan will continue to apply to Awards granted prior to such termination. Subject to the terms of the 2006 Plan, no suspension, termination, amendment or modification of the 2006 Plan shall adversely affect in any material way any Award previously granted under the 2006 Plan, without the consent of the Participant holding such Award.
We recommend that you vote “FOR” this Proposal No. 2 to approve to 2006 Long-Term Incentive Plan.
PROPOSAL NO. 3
RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTING FIRM
     The Audit Committee has selected KPMG LLP as Carriage’s independent public accountants for the year ending December 31, 2006, and have further directed that management submit the selection of the independent accountants for your ratification at the Meeting. KPMG LLP has audited Carriage’s financial statements since 2002. Representatives of KPMG LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
     Stockholder ratification of the selection of KPMG LLP as Carriage’s independent public accountants is not required by Delaware law or our By-laws. If Carriage’s stockholders fail to ratify the selection, we will reconsider whether to retain that firm. Even if the selection is ratified, the Board, in its discretion may direct the appointment of a different independent accounting firm at any time during the year if we feel that such a change would be in the best interests of Carriage and its stockholders. The affirmative vote of the holders of a majority of the voting power of the shares of capital stock present or represented by proxy at the Meeting will be required to ratify the selection of KPMG LLP.
We recommend that you vote “FOR” this Proposal No. 3 to ratify the selection of KPMG LLP.
AUDIT COMMITTEE REPORT
     As members of the Audit Committee of the Board of Directors, we are responsible for helping to ensure the reliability of Carriage’s financial statements. In keeping with this goal, the Audit Committee operates according to a written charter approved by the Board of Directors. A new charter was adopted in 2003 and amended in 2004. A copy of the amended charter was included as Appendix A to the proxy statement for the 2004 annual meeting.
Review and Discussions
     The Audit Committee has reviewed and discussed Carriage’s audited financial statements with management. It has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard Nos. 61 and 90. Additionally, the Audit Committee has received the written disclosures and the letter from the independent auditors at KPMG LLP, as required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors their independence.
     In an effort to maintain the auditor’s independence, the Audit Committee considers whether KPMG LLP’s rendering of non-audit services is compatible with maintaining its independence. No non-audit services were approved or rendered during 2005.
Audit Fees
     The fees billed for services by KPMG LLP during 2005 related to the audits of the annual consolidated financial statements and internal controls over financial reporting and reviews of quarterly financial statements filed in the reports on Form 10-Q totaled $630,000.
Audit-Related Fees
     KPMG LLP billed Carriage $121,100 for audit-related services during 2005.
Tax Fees
     There were no fees billed to Carriage by KPMG LLP for tax services during 2005.
All Other Fees
     There were no fees billed to Carriage by KPMG LLP for any other professional services.
Pre-Approval Policy for Services of Independent Accounting Firm
     As part of its duties, the Audit Committee is required to pre-approve audit and non-audit services performed by the independent audit firm in order to assure that the provision of such services does not impair the audit firm’s independence. If a type of service to be provided by the independent audit firm has not received pre-

approval during this annual process, it will require specific pre-approval by the Audit Committee. The Audit Committee does not delegate to management its responsibilities to pre-approve services performed by the independent auditors.
Recommendation to Include Audited Financial Statements in Annual Report
     Based on the Audit Committee’s discussions with management and the independent accountants, and its review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, with the SEC.

Audit Committee
Vincent D. Foster, Chairman
Ronald A. Erickson
Joe R. Davis
OTHER BUSINESS
     Management does not intend to bring any other business before the Meeting and has not been informed that any other matters are to be presented at the meeting by others. If other matters properly come before the Meeting or any adjournment thereof, the persons named in the accompanying proxy and acting thereunder will vote in accordance with their best judgment.
STOCKHOLDER’S PROPOSALS
     Proposals of stockholders intended to be presented at the next annual meeting of stockholders and included in our proxy statement for that meeting, and which are otherwise eligible, must be received by the Secretary of Carriage (at the address indicated on the first page of this Proxy Statement) no later than December 1, 2006, to be included in Carriage’s proxy material and form of proxy relating to that meeting. A stockholder proposal not intended to be included in Carriage’s proxy statement but intended to be presented at Carriage’s next annual meeting of stockholders will be considered untimely and not considered at that meeting if received by us after February 15, 2007.
ADDITIONAL INFORMATION
Annual Report
     The Annual Report to Stockholders for the year ended December 31, 2005 is being mailed to all stockholders entitled to vote at the Meeting. The Annual Report to Stockholders does not form any part of the proxy soliciting materials. Copies of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the SEC, are available without charge to stockholders through the Investor Relations Section of our website at http://www.carriageservices.com or upon request to Joseph Saporito, Executive Vice President and Secretary, Carriage Services, Inc., 3040 Post Oak Boulevard, Suite 300, Houston, Texas 77056.
Number of Proxy Statements and Annual Reports
     Only one copy of this Proxy Statement and the Annual Report accompanying this Proxy Statement will be mailed to stockholders who have the same address unless we receive a request that the stockholders with the same address are to receive separate Proxy Statements and Annual Reports. These additional copies will be supplied at no additional cost to the requesting stockholder.

     REGARDLESS OF THE NUMBER OF SHARES YOU OWN, IT IS IMPORTANT THAT THEY BE REPRESENTED AT THE MEETING, AND YOU ARE RESPECTFULLY REQUESTED TO SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

By Order of the Board of Directors

Joseph Saporito
Executive Vice President, Chief
Financial Officer and Secretary
Houston, Texas
April 18, 2006

APPENDIX A
CARRIAGE SERVICES INC.
2006 LONG-TERM INCENTIVE PLAN
ARTICLE I ESTABLISHMENT AND PURPOSE
     1.1 Establishment and Purpose. Carriage Services Inc. (“Carriage”) hereby establishes the Carriage Services Inc. 2006 Long-Term Incentive Plan, as set forth in this document. The purposes of the Plan are to attract and retain highly qualified individuals to perform services for Carriage and its Affiliates and to serve on Carriage’s Board of Directors, to further align the interests of those individuals with those of the stockholders of Carriage, and closely link compensation with Company performance. Carriage is committed to creating long-term stockholder value. Carriage’s compensation philosophy is based on a belief that Carriage can best create stockholder value if employees and directors act and are rewarded as business owners. Carriage believes that an equity stake through equity compensation programs effectively aligns employee and stockholder interests by motivating and rewarding performance that will enhance stockholder value.
     1.2 Effectiveness and Term. This Plan shall become effective as of May 25, 2006 (the “Effective Date”), provided that on or prior to the Effective Date the Plan is duly approved by the holders of at least a majority of the shares of Common Stock present or represented and entitled to vote at a meeting of the stockholders of Carriage duly held in accordance with applicable law. Unless terminated earlier by the Board pursuant to Section 13.1, this Plan shall terminate on the day prior to the tenth anniversary of the Effective Date.
ARTICLE II DEFINITIONS
     2.1 “Affiliate” means (a) with respect to Incentive Stock Options, a “parent corporation” or a “subsidiary corporation” of Carriage, as those terms are defined in Sections 424(e) and (f) of the Code, respectively, and (b) with respect to other Awards, (i) a “parent corporation” or a subsidiary corporation” of Carriage as defined in (a) above, or (ii) any other person with whom Carriage would be considered a single employer under Section 414(b) of the Code (controlled group of corporations) or Section 414(c) of the Code (partnerships, proprietorships, etc., under common control), provided that in applying Code Sections 1563(a)(1), (2) and (3) for purposes of determining a controlled group of corporations under Section 414(b) of the Code, the language “at least 50 percent” shall be used instead of “at least 80 percent” each place it appears in Code Sections 1563(a)(1), (2) and (3), and in applying Treasury Regulation Section 1.414(c)-2 for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Section 414(c) of the Code, the language “at least 50 percent” shall be used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2.
     2.2 “Award” means an award granted to a Participant in the form of Options, SARs, Restricted Stock, Performance Awards, Stock Awards or Other Incentive Awards, whether granted singly or in combination.
     2.3 “Award Agreement” means a written agreement between Carriage and a Participant that sets forth the terms, conditions, restrictions and limitations applicable to an Award.
     2.4 “Board” means the Board of Directors of Carriage.
     2.5 “Carriage” means Carriage Services Inc., a Delaware corporation, or any successor thereto.
     2.6 “Cause” means a finding by the Committee of acts or omissions constituting, in the Committee’s reasonable judgment, (a) a breach of duty by the Participant in the course of his employment involving fraud, acts of dishonesty (other than inadvertent acts or omissions), disloyalty to the Company, or moral turpitude constituting criminal felony; (b) conduct by the Participant that is materially detrimental to the Company, monetarily or otherwise, or reflects unfavorably on the Company or the Participant to such an extent that the Company’s best interests reasonably require the termination of the Participant’s employment; (c) acts or omissions of the Participant materially in violation of his obligations under any written employment or other agreement between the Participant and the Company or at law; (d) the Participant’s failure to comply with or enforce Company policies concerning equal employment opportunity, including engaging in sexually or otherwise harassing conduct; (e) the Participant’s repeated insubordination; (f) the Participant’s failure to comply with or enforce, in any material respect, all other personnel policies of the Company; (g) the Participant’s failure to devote his full (or other required) working time and best efforts to the performance of his responsibilities to the Company; or (h) the Participant’s conviction of, or entry of a plea agreement or consent decree or similar arrangement with respect to a felony or any violation of federal or state securities laws.
     2.7 “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations.
     2.8 “Committee” means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board to administer the Plan, which committee shall consist of two or more members of the Board; provided, however, that with respect to the application of the Plan to Awards made to Outside Directors, the “Committee” shall be the Board. During such time as the Common Stock is registered under Section 12 of the Exchange Act, each member of the Committee shall be an Independent Director. To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.
     2.9 “Common Stock” means the common stock of Carriage, $.01 par value per share, or any stock or other securities of hereafter issued or issuable in substitution or exchange for the Common Stock.
     2.10 “Company” means Carriage and any Affiliate.
     2.11 “Corporate Change” means (a) the dissolution or liquidation of Carriage; (b) a reorganization, merger or consolidation of Carriage with one or more corporations (other than a merger or consolidation effecting a reincorporation of Carriage in another state or any other merger or consolidation in which the stockholders of the surviving corporation and their proportionate interests therein immediately after the merger or consolidation are substantially identical to the stockholders of Carriage and their proportionate interests therein immediately prior to the merger or consolidation) (collectively, a “Corporate Change Merger”); (c) the sale of all or substantially all of the assets of the Company; or (d) the occurrence of a Change in Control. A “Change in Control” shall be deemed to have occurred if (a) individuals who were directors of Carriage immediately prior to a Control Transaction shall cease, within two years of such Control Transaction to constitute a majority of the Board (or of the Board of Directors of any successor to Carriage or to a company which has acquired all or substantially all its assets) other than by reason of an increase in the size of the membership of the applicable Board that is approved by at least a majority of the individuals who were directors of Carriage immediately prior to such Control Transaction or (b) any entity, person or Group acquires shares of Carriage in a transaction or series of transactions that result in such entity, person or Group directly or indirectly owning beneficially 50% or more of the outstanding shares of Common Stock. As used herein, “Control Transaction” means (a) any tender offer for or acquisition of capital stock of Carriage pursuant to which any person, entity, or Group directly or indirectly acquires beneficial ownership of 20% or more of the outstanding shares of Common Stock; (b) any Corporate Change Merger of Carriage; (c) any contested election of directors of Carriage; or (d) any combination of the foregoing, any one of which results in a change in voting power sufficient to elect a majority of the Board. As used herein, “Group” means persons who act “in concert” as described in Sections 13(d)(3) and/or 14(d)(2) of the Exchange Act.
     2.12 “Effective Date” means the date this Plan becomes effective as provided in Section 1.2.
     2.13 “Employee” means an employee of the Company; provided, however, that the term “Employee” does not include an Outside Director.
     2.14 “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     2.15 “Fair Market Value” means (a) for so long as the Common Stock is listed on the New York Stock Exchange or any other national stock exchange, the average of the highest and lowest selling prices for such stock as quoted on such exchange for the date the Award is granted (or if there are no sales for such date of grant, then for the last preceding business day on which there were sales), (b) if the Common Stock is traded in the over-

the-counter market, the average of the representative closing bid and asked prices as reported by NASDAQ for the date the Award is granted (or if there was no quoted price for such date of grant, then for the last preceding business day on which there was a quoted price), or (c) if the Common Stock is traded in the NASDAQ National Market System, the average of the highest and lowest selling prices for such stock as quoted on the NASDAQ National Market System for the date the Award is granted (or if there are no sales for such date of grant, then for the last preceding business day on which there were sales), or (d) if the Common Stock is not reported or quoted by any such organization, fair market value of the Common Stock as determined in good faith by the Committee using a “reasonable application of a reasonable valuation method” within the meaning Section 409A of the Code and the regulations thereunder. Notwithstanding the foregoing, “Fair Market Value” with respect to an Incentive Stock Option shall mean fair market value as determined in good faith by the Committee within the meaning of Section 422 of the Code.
     2.16 “Good Reason” means any of the following actions if taken without the Participant’s prior written consent: (a) any material failure by the Company to comply with its obligations under the terms of a written employment agreement; (b) any demotion of the Participant as evidenced by a material reduction in the Participant’s responsibilities, duties, compensation, or benefits; or (c) any permanent relocation of the Participant’s place of business to a location 50 miles or more from the then-current location. Neither a transfer of employment among Carriage and any of its Affiliates, a change in any co-employment relationship, nor a mere change in job title or reporting structure constitutes “Good Reason.”
     2.17 “Grant Date” means the date an Award is determined to be effective by the Committee upon the grant of such Award.
     2.18 “Inability to Perform” means and shall be deemed to have occurred if the Participant has been determined under the Company’s or any co-employer’s long-term disability plan to be eligible for long-term disability benefits. In the absence of the Participant’s participation in, application for benefits under, or existence of such a plan, “Inability to Perform” means a finding by the Committee in its sole judgment that the Participant is, despite any reasonable accommodation required by law, unable to perform the essential functions of his position because of an illness or injury for (a) 60% or more of the normal working days during six consecutive calendar months or (b) 40% or more of the normal working days during twelve consecutive calendar months.
     2.19 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422(b) of the Code.
     2.20 “Independent Director” means a member of the Board who: (a) meets the independence requirements of the New York Stock Exchange (or such other exchange or quotation system upon which the shares of Common Stock are listed or quoted), (b) from and after the date on which the remuneration paid pursuant to the Plan becomes subject to the deduction limitation under Section 162(m) of the Code, qualifies as an “outside director” under Section 162(m) of the Code, (c) qualifies as a “non-employee director” of Carriage under Rule 16b-3, and (d) satisfies independence criteria under any other applicable laws or regulations relating to the issuance of shares of Common Stock to Employees.
     2.21 “NASDAQ” means The NASDAQ Stock Market, Inc.
     2.22 “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.
     2.23 “Option” means an option to purchase shares of Common Stock granted to a Participant pursuant to Article VII. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option, as determined by the Committee.
     2.24 “Other Incentive Award” means an incentive award granted to a Participant pursuant to Article XI.
     2.25 “Outside Director” means a member of the Board who is either: (a) an Independent Director, or (b) another member of the Board who may be an Employee but who is not an executive officer of Carriage.

     2.26 “Participant” means an Employee or Outside Director who has been granted an Award; provided, however, that no Award that may be settled in Common Stock may be issued to a Participant that is not a natural person.
     2.27 “Performance Award” means an Award granted to a Participant pursuant to Article X to receive cash or Common Stock conditioned in whole or in part upon the satisfaction of specified performance criteria.
     2.28 “Permitted Transferee” shall have the meaning given such term in Section 14.4.
     2.29 “Plan” means the Carriage Services Inc. 2006 Long-Term Incentive Plan, as in effect from time to time.
     2.30 “Restricted Period” means the period established by the Committee with respect to an Award of Restricted Stock during which the Award remains subject to forfeiture.
     2.31 “Restricted Stock” means a share of Common Stock granted to a Participant pursuant to Article IX that is subject to such terms, conditions, and restrictions as may be determined by the Committee.
     2.32 “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation that may be in effect from time to time.
     2.33 “SEC” means the United States Securities and Exchange Commission, or any successor agency or organization.
     2.34 “Securities Act” means the Securities Act of 1933, as amended.
     2.35 “Stock Appreciation Right” or “SAR” means a right granted to a Participant pursuant to Article VIII with respect to a share of Common Stock to receive upon exercise cash, Common Stock or a combination of cash and Common Stock, equal to the appreciation in value of a share of Common Stock.
ARTICLE III PLAN ADMINISTRATION
     3.1 Plan Administrator and Discretionary Authority. The Plan shall be administered by the Committee. The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms. The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to: (a) interpret the Plan and the Award Agreements executed hereunder; (b) decide all questions concerning eligibility for, and the amount of, Awards granted under the Plan; (c) construe any ambiguous provision of the Plan or any Award Agreement; (d) prescribe the form of Award Agreements; (v) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement; (e) issue administrative guidelines as an aid to administering the Plan and make changes in such guidelines as the Committee from time to time deems proper; (f) make regulations for carrying out the Plan and make changes in such regulations as the Committee from time to time deems proper; (g) determine whether Awards should be granted singly or in combination; (h) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions and limitations; (i) accelerate the exercise, vesting or payment of an Award when such action or actions would be in the best interests of the Company; (j) require Participants to hold a stated number or percentage of shares of Common Stock acquired pursuant to an Award for a stated period; and (k) take any and all other actions the Committee deems necessary or advisable for the proper operation or administration of the Plan. The Committee shall have authority in its sole discretion with respect to all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan, including without limitation its construction of the terms of the Plan and its determination of eligibility for participation in, and the terms of Awards granted under, the Plan. The decisions of the Committee and its actions with respect to the Plan shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan, including without limitation Participants and their respective Permitted Transferees, estates, beneficiaries and legal representatives.

     3.2 Liability; Indemnification. No member of the Committee, nor any person to whom it has delegated authority, shall be personally liable for any action, interpretation or determination made in good faith with respect to the Plan or Awards granted hereunder, and each member of the Committee (or delegatee of the Committee) shall be fully indemnified and protected by Carriage with respect to any liability he may incur with respect to any such action, interpretation or determination, to the maximum extent permitted by applicable law.
ARTICLE IVSHARES SUBJECT TO THE PLAN
     4.1 Available Shares.
     (a) Subject to adjustment as provided in Section 4.2, the maximum number of shares of Common Stock that shall be available for grant of Awards under the Plan shall be 1,350,000 shares of Common Stock.
     (b) The maximum number of shares of Common Stock that may be subject to Incentive Stock Options granted under the Plan is 1,350,000. The maximum number of shares of Common Stock that may be subject to all Awards granted under the Plan to any one Participant (i) during the fiscal year of Carriage in which the Participant is first hired by the Company is 100,000 shares and (ii) during each subsequent fiscal year is 100,000 shares. The limitations provided in this Section 4.1(b) shall be subject to adjustment as provided in Section 4.2.
     (c) Shares of Common Stock issued pursuant to the Plan may be original issue or treasury shares or a combination of the foregoing, as the Committee, in its sole discretion, shall from time to time determine. During the term of this Plan, Carriage will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.
     4.2 Adjustments for Recapitalizations and Reorganizations. Subject to Article XII, if there is any change in the number or kind of shares of Common Stock outstanding (a) by reason of a stock dividend, spin-off, recapitalization, stock split, or combination or exchange of shares, (b) by reason of a merger, reorganization, or consolidation, (c) by reason of a reclassification or change in par value, or (d) by reason of any other extraordinary or unusual event affecting the outstanding Common Stock as a class without Carriage’s receipt of consideration, or if the value of outstanding shares of Common Stock is reduced as a result of a spin-off or Carriage’s payment of an extraordinary cash dividend, or distribution or dividend or distribution consisting of any assets of Carriage other than cash, the maximum number and kind of shares of Common Stock available for issuance under the Plan, the maximum number and kind of shares of Common Stock for which any individual may receive Awards in any fiscal year or under the Plan, the number and kind of shares of Common Stock covered by outstanding Awards, and the price per share or the applicable market value or performance target of such Awards may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights under such Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.
     4.3 Adjustments for Awards. The Committee shall have sole discretion to determine the manner in which shares of Common Stock available for grant of Awards under the Plan are counted. Without limiting the discretion of the Committee under this Section 4.3, unless otherwise determined by the Committee, the following rules shall apply for the purpose of determining the number of shares of Common Stock available for grant of Awards under the Plan:
     (a) Options, Restricted Stock and Stock Awards. The grant of Options, Restricted Stock or Stock Awards shall reduce the number of shares of Common Stock available for grant of Awards under the Plan by the number of shares of Common Stock subject to such an Award.
     (b) SARs. The grant of SARs that may be paid or settled (i) only in Common Stock or (ii) in either cash or Common Stock shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such an Award; provided, however, that upon the exercise of SARs, the excess of the number of shares of Common Stock with respect to which the Award is exercised over the number of shares of Common Stock issued upon exercise of the Award shall again be available for grant of Awards under the Plan.
     (c) Performance Awards and Other Incentive Awards. The grant of a Performance Award or Other Incentive Award in the form of Common Stock or that may be paid or settled (i) only in Common Stock or (ii) in either Common Stock or cash shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such an Award; provided, however, that upon settlement of the Award, the excess, if any, of the number of shares of Common Stock that had been subject to such Award over the number of             shares of Common Stock issued upon its settlement shall again be available for grant of Awards under the Plan.
     (d) Cancellation, Forfeiture and Termination. If any Award referred to in Sections 4.3(a), (b), or (c) (other than an Award that may be paid or settled only for cash) is canceled or forfeited, or terminates, expires or lapses, for any reason, the shares then subject to such Award shall again be available for grant of Awards under the Plan.
     (e) Payment of Exercise Price and Withholding Taxes. If previously acquired shares of Common Stock are used to pay the exercise price of an Award, the number of shares available for grant of Awards under the Plan shall be increased by the number of shares delivered as payment of such exercise price. If previously acquired shares of Common Stock are used to pay withholding taxes payable upon exercise, vesting or payment of an Award, or shares of Common Stock that would be acquired upon exercise, vesting or payment of an Award are withheld to pay withholding taxes payable upon exercise, vesting or payment of such Award, the number of shares available for grant of Awards under the Plan shall be increased by the number of shares delivered or withheld as payment of such withholding taxes.
ARTICLE V ELIGIBILITY
     The Committee shall select Participants from those Employees and Outside Directors who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company. Once a Participant has been selected for an Award by the Committee, the Committee shall determine the type and size of Award to be granted to the Participant and shall establish in the related Award Agreement the terms, conditions, restrictions and limitations applicable to the Award, in addition to those set forth in the Plan and the administrative guidelines and regulations, if any, established by the Committee.
ARTICLE VI FORM OF AWARDS
     6.1 Form of Awards. Awards may be granted under the Plan, in the Committee’s sole discretion, in the form of Options pursuant to Article VII, SARs pursuant to Article VIII, Restricted Stock pursuant to Article IX, Performance Awards pursuant to Article X, and Stock Awards and Other Incentive Awards pursuant to Article XI, or a combination thereof. All Awards shall be subject to the terms, conditions, restrictions and limitations of the Plan. The Committee may, in its sole discretion, subject any Award to such other terms, conditions, restrictions and/or limitations (including without limitation the time and conditions of exercise, vesting or payment of an Award and restrictions on transferability of any shares of Common Stock issued or delivered pursuant to an Award), provided they are not inconsistent with the terms of the Plan. The Committee may, but is not required to, subject an Award to such conditions as it determines are necessary or appropriate to ensure than an Award constitutes “qualified performance based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder. Awards under a particular Article of the Plan need not be uniform, and Awards under more than one Article of the Plan may be combined in a single Award Agreement. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant. Subject to compliance with applicable tax law, an Award Agreement may provide that a Participant may elect to defer receipt of income attributable to the exercise or vesting of an Award.
     6.2 No Repricing or Reload Rights. Except for adjustments made pursuant to Section 4.2, no Award may be repriced, replaced, regranted through cancellation or otherwise modified without stockholder approval, if the effect would be to reduce the exercise price for the shares underlying such Award. The Committee may not cancel an outstanding Option that is under water for the purpose of granting a replacement Award of a different type.
     6.3 Loans. The Committee may, in its sole discretion, approve the extension of a loan by the Company to a Participant who is an Employee to assist the Participant in paying the exercise price or purchase price of an Award; provided, however, that no loan shall be permitted if the extension of such loan would violate any provision of applicable law (including but not limited to Section 402 of the Sarbanes-Oxley Act of 2002). Any loan will be made upon such terms and conditions as the Committee shall determine.
ARTICLE VII OPTIONS
     7.1 General. Awards may be granted in the form of Options that may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both; provided, however, that Incentive Stock Options may be granted only to Employees.
     7.2 Terms and Conditions of Options. An Option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date unless the Option was granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees as a result of a merger, consolidation, acquisition, or other corporate transaction involving the Company and complies with Section 409A of the Code. Except as otherwise provided in Section 7.3, the term of each Option shall be as specified by the Committee; provided, however, that no Options shall be exercisable later than ten years after the Grant Date. Options may be granted with respect to Restricted Stock or shares of Common Stock that are not Restricted Stock, as determined by the Committee in its sole discretion.
     7.3 Restrictions Relating to Incentive Stock Options.
     (a) Options granted in the form of Incentive Stock Options shall, in addition to being subject to the terms and conditions of Section 7.2, comply with Section 422(b) of the Code. To the extent the aggregate Fair Market Value (determined as of the times the respective Incentive Stock Options are granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company exceeds $100,000, such excess Incentive Stock Options shall be treated as options that do not constitute Incentive Stock Options. The Committee shall determine, in accordance with the applicable provisions of the Code and based on information available to it, which of a Participant’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and will notify the Participant of such determination as soon as practicable after such determination (but without liability for any failure or delay in providing such notification). The price at which a share of Common Stock may be purchased upon exercise of an Incentive Stock Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date. No Incentive Stock Option shall be granted to an Employee under the Plan if, at the time such Option is granted, such Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of Carriage or an Affiliate, within the meaning of Section 422(b)(6) of the Code, unless (i) on the Grant Date of such Option, the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the Grant Date of the Option.
     (b) Each Participant awarded an Incentive Stock Option shall notify Carriage in writing immediately after the date he or she makes a disqualifying disposition of any shares of Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Common Stock before the later of (i) two years after the Grant Date of the Incentive Stock Option or (ii) one year after the date of exercise of the Incentive Stock Option.

     7.4 Exercise of Options.
     (a) Subject to the terms and conditions of the Plan, Options shall be exercised by the delivery of a written notice of exercise to Carriage, setting forth the number of whole shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for such shares.
     (b) Upon exercise of an Option, the exercise price of the Option shall be payable to Carriage in full either: (i) in cash or an equivalent acceptable to the Committee, or (ii) in the sole discretion of the Committee and in accordance with any applicable administrative guidelines established by the Committee, by tendering one or more previously acquired nonforfeitable, unrestricted shares of Common Stock that have been held by the Participant for at least six months having an aggregate Fair Market Value at the time of exercise equal to the total exercise price, or (iii) in a combination of the forms of payment specified in clauses (i) and (ii) above.
     (c) During such time as the Common Stock is registered under Section 12 of the Exchange Act, to the extent permissible under applicable law, payment of the exercise price of an Option may also be made, in the absolute discretion of the Committee, by delivery to Carriage or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares with respect to which the Option is exercised and deliver the sale or margin loan proceeds directly to Carriage to pay the exercise price and any required withholding taxes.
     (d) As soon as reasonably practicable after receipt of written notification of exercise of an Option and full payment of the exercise price and any required withholding taxes, Carriage shall (i) deliver to the Participant, in the Participant’s name or the name of the Participant’s designee, a stock certificate or certificates in an appropriate aggregate amount based upon the number of shares of Common Stock purchased under the Option, or (ii) cause to be issued in the Participant’s name or the name of the Participant’s designee, in book-entry form, an appropriate number of shares of Common Stock based upon the number of             shares purchased under the Option.
     7.5 Termination of Employment. Each Award Agreement embodying the Award of an Option shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment with the Company. Such provisions shall be determined by the Committee in its absolute discretion, need not be uniform among all Options granted under the Plan and may reflect distinctions based on the reasons for termination of employment. In the event a Participant’s Award Agreement embodying the award of an Option does not set forth such termination provisions, the following termination provisions shall apply with respect to such Award:
     (a) Termination Other Than For Cause. If the employment of a Participant shall terminate for any reason other than Cause, each outstanding Option held by the Participant may be exercised, to the extent then vested, until the earlier of (i) the expiration of one year from the date of such termination of employment or (ii) the expiration of the term of such Option.
     (b) Termination for Cause. Notwithstanding paragraph (a) above, if the employment of a Participant shall terminate for Cause, each outstanding Option held by the Participant may be exercised, to the extent then vested, until the earlier of (i) the expiration of 30 days from the date of such termination of employment or (ii) the expiration of the terms of such Option.
Notwithstanding the foregoing, an Option will not be treated as an Incentive Stock Option unless at all times beginning on the Grant Date and ending on the day three months (one year in the case of a Participant who is “disabled” within the meaning of Section 22(e)(3) of the Code) before the date of exercise of the Option, the Participant is an employee of Carriage or an Affiliate (or a corporation or a parent or subsidiary corporation of such corporation issuing or assuming an option in a transaction to which Section 424(a) of the Code applies).

ARTICLE VIII STOCK APPRECIATION RIGHTS
     8.1 General. The Committee may grant Awards in the form of SARs in such numbers and at such times as it shall determine. SARs shall vest and be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which SARs may be exercised shall be determined by the Committee but shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date unless the SARs were granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees as a result of a merger, consolidation, acquisition, or other corporate transaction involving the Company and comply with Section 409A of the Code. The term of each SAR shall be as specified by the Committee; provided, however, that no SARs shall be exercisable later than ten years after the Grant Date. At the time of an Award of SARs, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the SARs, including without limitation rules pertaining to the termination of employment (by reason of death, permanent and total disability, or otherwise) of a Participant prior to exercise of the SARs, as it determines are necessary or appropriate, provided they are not inconsistent with the Plan.
     8.2 Exercise of SARs. SARs shall be exercised by the delivery of a written notice of exercise to Carriage, setting forth the number of whole shares of Common Stock with respect to which the Award is being exercised. Upon the exercise of SARs, the Participant shall be entitled to receive an amount equal to the excess of the aggregate Fair Market Value of the shares of Common Stock with respect to which the Award is exercised (determined as of the date of such exercise) over the aggregate exercise price of such shares. Such amount shall be payable to the Participant in cash or in shares of Common Stock, as provided in the Award Agreement.
ARTICLE IX RESTRICTED STOCK
     9.1 General. Awards may be granted in the form of Restricted Stock in such numbers and at such times as the Committee shall determine. The Committee shall impose such terms, conditions and restrictions on Restricted Stock as it may deem advisable, including without limitation providing for vesting upon the achievement of specified performance goals pursuant to a Performance Award and restrictions under applicable Federal or state securities laws. A Participant shall not be required to make any payment for Restricted Stock unless required by the Committee pursuant to Section 9.2.
     9.2 Purchased Restricted Stock. The Committee may in its sole discretion require a Participant to pay a stipulated purchase price for each share of Restricted Stock.
     9.3 Restricted Period. At the time an Award of Restricted Stock is granted, the Committee shall establish a Restricted Period applicable to such Restricted Stock. Each Award of Restricted Stock may have a different Restricted Period in the sole discretion of the Committee.
     9.4 Other Terms and Conditions. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. Restricted Stock awarded to a Participant under the Plan shall be registered in the name of the Participant or, at the option of Carriage, in the name of a nominee of Carriage, and shall be issued in book-entry form or represented by a stock certificate. Subject to the terms and conditions of the Award Agreement, a Participant to whom Restricted Stock has been awarded shall have the right to receive dividends thereon during the Restricted Period, to vote the Restricted Stock and to enjoy all other stockholder rights with respect thereto, except that (a) Carriage shall retain custody of any certificates evidencing the Restricted Stock during the Restricted Period, and (b) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the Restricted Period. A breach of the terms and conditions established by the Committee pursuant to the Award of the Restricted Stock may result in a forfeiture of the Restricted Stock. At the time of an Award of Restricted Stock, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Restricted Stock, including without limitation rules pertaining to the termination of employment (by reason of death, permanent and total disability, retirement, cause or otherwise) of a Participant prior to expiration of the Restricted Period.
     9.5 Miscellaneous. Nothing in this Article shall prohibit the exchange of shares of Restricted Stock pursuant to a plan of merger or reorganization for stock or other securities of Carriage or another corporation that is a party to the reorganization, provided that the stock or securities so received in exchange for shares of Restricted

Stock shall, except as provided in Article XII, become subject to the restrictions applicable to such Restricted Stock. Any shares of Common Stock received as a result of a stock split or stock dividend with respect to shares of Restricted Stock shall also become subject to the restrictions applicable to such Restricted Stock.
ARTICLE X PERFORMANCE AWARDS
     10.1 General. Awards may be granted in the form of Performance Awards that may be payable in the form of cash, shares of Common Stock, or a combination of both, in such amounts and at such times as the Committee shall determine. Performance Awards shall be conditioned upon the level of achievement of one or more stated performance goals over a specified performance period that shall not be shorter than one year. Performance Awards may be combined with other Awards to impose performance criteria as part of the terms of such other Awards.
     10.2 Terms and Conditions. Each Award Agreement embodying a Performance Award shall set forth (a) the amount, including a target and maximum amount if applicable, a Participant may earn in the form of cash or shares of Common Stock or a formula for determining such amount, (b) the performance criteria and level of achievement versus such criteria that shall determine the amount payable or number of shares of Common Stock to be granted, issued, retained and/or vested, (c) the performance period over which performance is to be measured, (d) the timing of any payments to be made, (e) restrictions on the transferability of the Award, and (f) such other terms and conditions as the Committee may determine that are not inconsistent with the Plan.
     10.3 Code Section 162(m) Requirements. From and after the date on which remuneration paid pursuant to the Plan becomes subject to the deduction limitation of Section 162(m) of the Code, the Committee shall determine in its sole discretion whether all or any portion of a Performance Award shall be intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code (the “162(m) Requirements”). The performance criteria for any Performance Award that is intended to satisfy the 162(m) Requirements shall be established in writing by the Committee based on one or more performance goals as set forth in Section 10.4 not later than 90 days after commencement of the performance period with respect to such Award, provided that the outcome of the performance in respect of the goals remains substantially uncertain as of such time. The maximum amount that may be paid in cash pursuant to Performance Awards granted to a Participant with respect to a Carriage’s fiscal year that are intended to satisfy the 162(m) Requirements is $1,000,000; provided, however, that such maximum amount with respect to a Performance Award that provides for a performance period longer than one fiscal year shall be the foregoing limit multiplied by the number of full fiscal years in the performance period. At the time of the grant of a Performance Award and to the extent permitted under Code Section 162(m) and regulations thereunder for a Performance Award intended to satisfy the 162(m) Requirements, the Committee may provide for the manner in which the performance goals will be measured in light of specified corporate transactions, extraordinary events, accounting changes and other similar occurrences.
     10.4 Performance Goals. The performance measure(s) to be used for purposes of Performance Awards may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit of the Company in which the Participant is employed, and may consist of one or more or any combination of the following criteria: (a) earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis), (b) return on equity, (c) return on assets or net assets, (d) return on capital or invested capital and other related financial measures, (e) cash flow, (f) revenues, (g) income or operating income, (h) expenses or expense levels, (i) one or more operating ratios, (j) stock price, (k) total stockholder return, (l) market share, (m) operating profit, (n) profit margin, (o) capital expenditures, (p) net borrowing, debt leverage levels, credit quality or debt ratings, (q) the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions, (r) net asset value per share, (s) economic value added, and (t) individual business objectives. The performance goals based on these performance measures may be made relative to the performance of other business entities.
     10.5 Certification and Negative Discretion. Prior to the payment of any compensation pursuant to a Performance Award that is intended to satisfy the 162(m) Requirements, the Committee shall certify the extent to which the performance goals and other material terms of the Award have been achieved or satisfied. The Committee in its sole discretion shall have the authority to reduce, but not to increase, the amount payable and the number of shares to be granted, issued, retained or vested pursuant to a Performance Award.

ARTICLE XI STOCK AWARDS AND OTHER INCENTIVE AWARDS
     11.1 Stock Awards. Stock Awards may be granted to Participants upon such terms and conditions as the Committee may determine. Shares of Common Stock issued pursuant to Stock Awards may be issued for cash consideration or for no cash consideration. The Committee shall determine the number of shares of Common Stock to be issued pursuant to a Stock Award.
     11.2 Other Incentive Awards. Other Incentive Awards may be granted in such amounts, upon such terms and at such times as the Committee shall determine. Other Incentive Awards may be granted based upon, payable in or otherwise related to, in whole or in part, shares of Common Stock if the Committee, in its sole discretion, determines that such Other Incentive Awards are consistent with the purposes of the Plan. Each grant of an Other Incentive Award shall be evidenced by an Award Agreement that shall specify the amount of the Other Incentive Award and the terms, conditions, restrictions and limitations applicable to such Award. Payment of Other Incentive Awards shall be made at such times and in such form, which may be cash, shares of Common Stock or other property (or a combination thereof), as established by the Committee, subject to the terms of the Plan.
ARTICLE XII CORPORATE CHANGE
     12.1 Vesting of Awards. Except as provided otherwise below in this Article or in an Award Agreement at the time an Award is granted, notwithstanding anything to the contrary in this Plan, if a Participant’s employment with the Company is terminated for any reason other than death, Cause or Inability to Perform or if a Participant voluntarily terminates employment for Good Reason, in either case within the one-year period following a Corporate Change of Carriage, any time periods, conditions or contingencies relating to the exercise or realization of, or lapse of restrictions under, any Award shall be automatically accelerated or waived so that:
     (a) if no exercise of the Award is required, the Award may be realized in full at the time of the occurrence of the Participant’s termination of employment; or
     (b) if exercise of the Award is required, the Award may be exercised in full commencing on the date of the Participant’s termination of employment;
provided, however, that with respect to an Award that consists of deferred compensation under Section 409A of the Code, in the event of a Corporate Change that does not satisfy the requirements for a change in the ownership or effective control of Carriage or a change in the ownership of a substantial portion of the assets of Carriage within the meaning of Section 409A of the Code and Treasury guidance and regulations related to Section 409A of the Code, including but not limited to Notice 2005-1 and such other Treasury guidance or regulations issued after the Effective Date, then delivery of payment with respect to such Award as provided above shall be delayed until payment may be made to the Participant without negative tax consequences to the Participant under Section 409A of the Code.
     12.2 Replacement Awards. In the event all outstanding Awards are replaced in connection with a Corporate Change by comparable types of awards of at least substantially equivalent value, as determined by the Committee in its sole discretion, such replacement awards shall provide for automatic acceleration or waiver as provided in Section 12.1 in the event of a Participant’s involuntary termination of employment with the Company other than for Cause or voluntary termination of employment for Good Reason, as applicable, within the one-year period following the Corporate Change of Carriage.
     12.3 Cancellation of Awards. Notwithstanding the foregoing, on or prior to the date of a Corporate Change, the Committee may take any of the following actions with respect to all outstanding Awards, without the consent of any Participant: (a) the Committee may require that Participants surrender their outstanding Options and SARs in exchange for payment by the Company, in cash, Common Stock, the securities of another company, or a combination thereof, as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the shares of Common Stock subject to the Participant’s unexercised Options and SARs exceeds the exercise price or grant price, and (b) with respect to Participants holding Restricted Stock, Performance Awards or Other Incentive Awards, the Committee may determine that such Participants shall receive payment in settlement of such Awards (and dividend rights), in an amount equivalent to the value of such Awards (and dividend rights) at the time of such settlement.
ARTICLE XIII AMENDMENT AND TERMINATION
     13.1 Plan Amendment and Termination. The Board may at any time suspend, terminate, amend or modify the Plan, in whole or in part; provided, however, that no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by the holders of at least a majority of the shares of Common Stock if (a) such amendment or modification increases the maximum number of shares subject to the Plan (except as provided in Article IV) or changes the designation or class of persons eligible to receive Awards under the Plan, or (b) counsel for Carriage determines that such approval is otherwise required by or necessary to comply with applicable law or the listing requirements of the New York Stock Exchange or such other exchange or association on which the Common Stock is then listed or quoted. An amendment to the Plan shall not require stockholder approval if it curtails rather than expands the scope of the Plan, nor if it is made to conform the Plan to new statutory or regulatory requirements that arise after submission of the Plan to stockholders for their approval, such as, without limitation, changes to Code Section 409A, or regulations issued thereunder. Upon termination of the Plan, the terms and provisions of the Plan shall, notwithstanding such termination, continue to apply to Awards granted prior to such termination. Except as otherwise provided herein, no suspension, termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the consent of the Participant (or the Permitted Transferee) holding such Award. Notwithstanding the foregoing, Carriage may amend any Award Agreement to be exempt from Code Section 409A or to comply with the requirements of Code Section 409A or to modify any provision that causes an Award that is intended to be classified as an “equity instrument” under FAS 123R to be classified as a liability on Carriage’s financial statements.
     13.2 Award Amendment and Cancellation. The Committee may amend the terms of any outstanding Award granted pursuant to the Plan, but except as otherwise provided herein, no such amendment shall adversely affect in any material way the Participant’s (or a Permitted Transferee’s) rights under an outstanding Award without the consent of the Participant (or the Permitted Transferee) holding such Award.
ARTICLE XIV MISCELLANEOUS
     14.1 Award Agreements. After the Committee grants an Award under the Plan to a Participant, Carriage and the Participant shall enter into an Award Agreement setting forth the terms, conditions, restrictions and limitations applicable to the Award and such other matters as the Committee may determine to be appropriate. The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to the Participant in connection with any Award. Awards that are not paid currently shall be recorded as payable on Carriage’s records for the Plan. The terms and provisions of the respective Award Agreements need not be identical. All Award Agreements shall be subject to the provisions of the Plan, and in the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.
14.2 Listing; Suspension.
     (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. Carriage shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such             shares shall be suspended until such listing has been effected.
     (b) If at any time counsel to Carriage or its Affiliates shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on Carriage or its Affiliates under the laws of any applicable jurisdiction, Carriage or its Affiliates shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on Carriage or its Affiliates.
     (c) Upon termination of any period of suspension under this Section, any Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award unless otherwise determined by the Committee in its sole discretion.
     14.3 Additional Conditions. Notwithstanding anything in the Plan to the contrary: (a) the Committee may, if it shall determine it necessary or desirable in its sole discretion, at the time of grant of any Award or the issuance of any shares of Common Stock pursuant to any Award, require the recipient of the Award or such shares of Common Stock, as a condition to the receipt thereof, to deliver to Carriage a written representation of present intention to acquire the Award or such shares of Common Stock for his own account for investment and not for distribution, (b) the certificate for shares of Common Stock issued to a Participant may include any legend that the Committee deems appropriate to reflect any restrictions on transfer, and (c) all certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange or association upon which the Common Stock is then listed or quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.
14.4 Transferability.
     (a) All Awards granted to a Participant shall be exercisable during his lifetime only by such Participant, or if applicable, a Permitted Transferee as provided in subsection (c) of this Section; provided, however, that in the event of a Participant’s legal incapacity, an Award may be exercised by his guardian or legal representative. When a Participant dies, the personal representative, beneficiary, or other person entitled to succeed to the rights of the Participant may acquire the rights under an Award. Any such successor must furnish proof satisfactory to Carriage of the successor’s entitlement to receive the rights under an Award under the Participant’s will or under the applicable laws of descent and distribution.
     (b) Except as otherwise provided in this Section, no Award shall be subject to execution, attachment or similar process, and no Award may be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of, other than by will or pursuant to the applicable laws of descent and distribution. Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an Award not specifically permitted by the Plan or the Award Agreement shall be null and void and without effect.
     (c) If provided in the Award Agreement, Nonqualified Stock Options may be transferred by a Participant to a Permitted Transferee. For purposes of the Plan, “Permitted Transferee” means (i) a member of a Participant’s immediate family, (ii) any person sharing the Participant’s household (other than a tenant or employee of the Participant), (iii) trusts in which a person listed in (i) or (ii) above has more than 50% of the beneficial interest, (iv) a foundation in which the Participant or a person listed in (i) or (ii) above controls the management of assets, (v) any other entity in which the Participant or a person listed in (i) or (ii) above owns more than 50% of the voting interests, provided that in the case of the preceding clauses (i) through (v), no consideration is provided for the transfer, and (vi) any transferee permitted under applicable securities and tax laws as determined by counsel to Carriage. In determining whether a person is a “Permitted Transferee,” immediate family members shall include a Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.
     (d) Incident to a Participant’s divorce, the Participant may request that Carriage agree to observe the terms of a domestic relations order which may or may not be part of a qualified domestic relations order (as defined in Code Section 414(p)) with respect to all or a part of one or more Awards made to the Participant under the Plan. Carriage’s decision regarding such a request shall be made by the

Committee, in its sole and absolute discretion, based upon the best interests of Carriage. The Committee’s decision need not be uniform among Participants. As a condition of participation, a Participant agrees to hold Carriage harmless from any claim that may arise out of Carriage’s observance of the terms of any such domestic relations order.
     14.5 Withholding Taxes. The Company shall be entitled to deduct from any payment made under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment, may require the Participant to pay to the Company such withholding taxes prior to and as a condition of the making of any payment or the issuance or delivery of any shares of Common Stock under the Plan, and shall be entitled to deduct from any other compensation payable to the Participant any withholding obligations with respect to Awards. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from or with respect to an Award by (i) withholding shares of Common Stock from any payment of Common Stock due as a result of such Award, or (ii) permitting the Participant to deliver to the Company previously acquired shares of Common Stock, in each case having an aggregate Fair Market Value equal to the amount of such required withholding taxes. No payment shall be made and no shares of Common Stock shall be issued pursuant to any Award unless and until the applicable tax withholding obligations have been satisfied.
     14.6 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award granted hereunder, provided that the Committee in its sole discretion may round fractional shares down to the nearest whole share or settle fractional shares in cash.
     14.7 Notices. All notices required or permitted to be given or made under the Plan or pursuant to any Award Agreement (unless provided otherwise in such Award Agreement) shall be in writing and shall be deemed to have been duly given or made if (a) delivered personally, (b) transmitted by first class registered or certified United States mail, postage prepaid, return receipt requested, (c) sent by prepaid overnight courier service, or (d) sent by telecopy or facsimile transmission, with confirmation receipt, to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith. Such notices shall be effective (a) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (b) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefor, or (c) if sent by telecopy or facsimile transmission, when the answer back is received. Carriage or a Participant may change, at any time and from time to time, by written notice to the other, the address that it or such Participant had theretofore specified for receiving notices. Until such address is changed in accordance herewith, notices hereunder or under an Award Agreement shall be delivered or sent (a) to a Participant at his address as set forth in the records of the Company or (b) to Carriage at the principal executive offices of Carriage clearly marked “Attention: Chief Financial Officer.”
     14.8 Compliance with Law and Stock Exchange or Association Requirements. In addition, it is the intent of Carriage that Options designated Incentive Stock Options comply with the applicable provisions of Section 422 of the Code, and that Awards intended to constitute “qualified performance-based awards” comply with the applicable provisions of Section 162(m) of the Code and that any deferral of the receipt of the payment of cash or the delivery of shares of Common Stock that the Committee may permit or require, and all Awards either be exempt from Code section 409A or, if not exempt, comply with the requirements of Section 409A of the Code. To the extent that any legal requirement of Section 16 of the Exchange Act or Sections 422, 162(m) or 409A of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Sections 422, 162(m) or 409A of the Code, that Plan provision shall cease to apply. Any provision of this Plan to the contrary notwithstanding, the Committee may revoke any Award if it is contrary to law, governmental regulation, or stock exchange or association requirements or modify an Award to bring it into compliance with any government regulation or stock exchange or association requirements. The Committee may agree to limit its authority under this Section.
     14.9 California Blue Sky Laws. Prior to the effective registration of the Common Stock under Section 12 of the Exchange Act, (a) Carriage shall deliver a balance sheet and an income statement at least annually to each Participant who performs services in the State of California, unless such Participant is a key employee whose duties in connection with the Company assure such Participant access to equivalent information, (b) the Committee may not impose upon any Award grant made to a Participant who performs services in the State of California a vesting schedule that is more restrictive than 20 percent per year vesting, with the initial vesting to occur not later than one year after the Award’s grant date; provided, however, that such vesting limitation shall not be applicable to any Award grants made to individuals who are officers of Carriage, and (c) with respect to California Participants (including any individual whose Award is based in whole or in part on services performed in California), the Plan shall otherwise be administered in accordance with California Corporations Code Section 25102(o) and California Code of Regulations, Title 10, Sections 260.140.41, 260.140.42, 260.140.45, and 260.140.46.
     14.10 Binding Effect. The obligations of Carriage under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of Carriage, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of Carriage. The terms and conditions of the Plan shall be binding upon each Participant and his Permitted Transferees, heirs, legatees, distributees and legal representatives.
     14.11 Severability. If any provision of the Plan or any Award Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan or such agreement, as the case may be, but such provision shall be fully severable and the Plan or such agreement, as the case may be, shall be construed and enforced as if the illegal or invalid provision had never been included herein or therein.
     14.12 No Restriction of Corporate Action. Nothing contained in the Plan shall be construed to prevent Carriage or any Affiliate from taking any corporate action (including any corporate action to suspend, terminate, amend or modify the Plan) that is deemed by Carriage or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Awards made or to be made under the Plan. No Participant or other person shall have any claim against Carriage or any Affiliate as a result of such action.
     14.13 Governing Law. The Plan shall be governed by and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Texas except as superseded by applicable federal law.
     14.14 No Right, Title or Interest in Company Assets. No Participant shall have any rights as a stockholder of Carriage as a result of participation in the Plan until the date of issuance of Common Stock in his name and, in the case of Restricted Stock, unless and until such rights are granted to the Participant pursuant to the Plan. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company, and such person shall not have any rights in or against any specific assets of the Company. All Awards shall be unfunded.
     14.15 Risk of Participation. Nothing contained in the Plan shall be construed either as a guarantee by Carriage or the Affiliates, or their respective stockholders, directors, officers or employees, of the value of any assets of the Plan or as an agreement by Carriage or the Affiliates, or their respective stockholders, directors, officers or employees, to indemnify anyone for any losses, damages, costs or expenses resulting from participation in the Plan.
     14.16 No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including without limitation Carriage and the Affiliates and their respective directors, officers, agents and employees, makes any representation, commitment or guarantee that any tax treatment, including without limitation federal, state and local income, estate and gift tax treatment, will be applicable with respect to any Awards or payments thereunder made to or for the benefit of a Participant under the Plan or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.
     14.17 Continued Employment. Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant the right to continue in the employ of the Company, or interfere in any way with the rights of the Company to terminate a Participant’s employment at any time, with or without cause. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of employment for any reason, even if the termination is in violation of an obligation of Carriage or an Affiliate to the Participant.
     14.18 Miscellaneous. Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction of the Plan or any provisions hereof. The use of the masculine gender shall also include within its meaning the feminine.

Wherever the context of the Plan dictates, the use of the singular shall also include within its meaning the plural, and vice versa.
     IN WITNESS WHEREOF, this Plan has been executed on March 7, 2006 and shall become effective for all purposes as of the Effective Date.

CARRIAGE SERVICES INC.
By:	/s/ Melvin C. Payne

MELVIN C. PAYNE, Chairman and Chief Executive Officer

0
CARRIAGE SERVICES, INC.
Proxy Solicited on Behalf of the Board of Directors of
the Company for the Annual Meeting of Stockholders on May 25, 2006
      The undersigned, hereby revoking all prior proxies, hereby appoints Melvin C. Payne and Joseph Saporito, and each of them, his true and lawful proxies, with full and several power of substitution, to vote all the shares of Common Stock of CARRIAGE SERVICES, INC. standing in the name of the undersigned, at the Annual Meeting of Stockholders of CARRIAGE SERVICES, INC. to be held on May 25, 2006 and at any adjournment(s) thereof, on all matters coming before said meeting.
      The Board of Directors recommends a vote FOR each of the proposals as stated on the reverse side of this proxy card and, unless a contrary choice is specified, this proxy will be voted FOR each of such proposals.
(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF STOCKHOLDERS OF
CARRIAGE SERVICES, INC.

May 25, 2006
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
ê   Please detach along perforated line and mail in the envelope provided.    ê
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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	ELECTION OF TWO CLASS I DIRECTORS for a three-year term ending at the 2009 Annual Meeting of Stockholders.						FOR	AGAINST	ABSTAIN
					2.	Approve the 2006 Long-Term Incentive Plan.	☐	☐	☐

☐		NOMINEE:
	FOR ALL NOMINEES	¡	Melvin C. Payne
		¡	Joe R. Davis
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES				3.	Ratify the selection of KPMG LLP as the independent accounting firm for 2006.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)

					4.	In their discretion, the Proxies are authorized to vote upon any other business as may properly come before the meeting or any adjournment(s) thereof.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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